Exhibit 10.8

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RECORDING REQUESTED BY AND
AFTER RECORDING RETURN TO:

Polsinelli PC
900 W. 48th Place, Suite 900
Kansas City, Missouri 64112
Attention: Benda Petersons
Asset No. 030286909

CONSENT AND ASSUMPTION AGREEMENT WITH RELEASE

This Consent and Assumption Agreement With Release (this "Agreement") is entered into as of March 16, 2015, by and among KRG JACKSONVILLE RICHLANDS, LLC f/k/a Inland Diversified Jacksonville Richlands, L.L.C., a Delaware limited liability company ("Seller"), with an address of 30 S. Meridian Street, Suite 1100, Indianapolis, Indiana 46204, KITE REALTY GROUP, L.P., a Delaware limited partnership ("Kite OP") and KITE REALTY GROUP TRUST, a Maryland real estate investment trust ("Kite Trust" and with Kite OP, collectively "Seller Principal"), each having an address of 30 South Meridian Street, Suite 1100, Indianapolis, Indiana 46204, IREIT JACKSONVILLE RICHLANDS, L.L.C., a Delaware limited liability company ("Buyer"), with an address of c/o Inland Real Estate Income Trust, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523, INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation ("Buyer Principal"), with an address of 2901 Butterfield Road, Oak Brook, Illinois 60523, and WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2011-C5, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-C5 (collectively referred to herein as "Lender"), with an address of c/o Midland Loan Services, 10851 Mastin, Suite 700, Overland Park, Kansas 66210.

RECITALS

A. Seller is the owner of certain real property located in Onslow County, North Carolina, commonly known as Walgreens Plaza, which real property is more particularly described in Exhibit A attached hereto and incorporated herein by reference. Such real property, together with all

improvements, fixtures and personal property located thereon is collectively referred to as the "Property."

B. Lender is the owner and holder of certain documents (the "Original Loan Documents") evidencing and securing a loan (the "Loan") made by JPMorgan Chase Bank, National Association, a banking association chartered under the laws of the United States of America ("Original Lender") to Seller, including, without limitation, the following, all dated as of June 13, 2011 (the "Loan Closing Date") unless otherwise stated:

1. Loan Agreement (the "Loan Agreement") executed by Seller and Original Lender;

2. Promissory Note (the "Note") in the original principal amount of $4,650,000.00, executed by Seller, as maker, in favor of Original Lender, as payee;

3. Deed of Trust, Assignment of Leases and Rents and Security Agreement (the "Security Instrument") executed by Seller to Chicago Title Insurance Company, as trustee for the benefit of Original Lender, filed of record in the Office of the Register of Deeds, Recorder of Deeds or County Clerk, as applicable, in and for Onslow County, North Carolina (the "Register's Office") as Document 009014350033;

4 Consent to Transfer Agreement dated July 1, 2014 executed by Seller, Seller Principal, Lender and others (the "Transfer Agreement");

5. Guaranty Agreement dated July 1, 2014 executed by Seller Principal in favor of Lender (the "Guaranty");

6. Environmental Indemnity Agreement dated July 1, 2014 executed by Seller and Seller Principal, in favor of Lender (the "Environmental Indemnity");

7. Assignment of Management Agreement and Subordination of Management Fees dated July 1, 2014 executed by Seller and KRG Management, LLC, an Indiana limited liability company, the current property manager for the Property, in favor of Lender (the "Assignment"); and

8. Joinder Agreement dated July 1, 2014 by Seller Principal in favor of Lender (the "Joinder").

C. Midland Loan Services, a Division of PNC Bank, National Association ("Midland"), services the Loan for Lender, as master servicer, pursuant to that certain Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of September 1, 2011.

D. Seller and Buyer are the current parties to a Purchase and Sale Agreement (the "Purchase Agreement") dated September 16, 2014, pursuant to which the Property is to be transferred to Buyer and Buyer is to assume the Loan (the "Transfer and Assumption"), and have requested that Lender consent to the Transfer and Assumption.

E. Without the prior consent of the Lender, the Transfer and Assumption would constitute a default under the Original Loan Documents. Subject to the terms and conditions of this Agreement, Lender has agreed to consent to the Transfer and Assumption.

F. With respect to Seller and Seller Principal, the term "Loan Documents" as used hereinafter shall mean the Original Loan Documents. With respect to Buyer and Buyer Principal, the term "Loan Documents" as used hereinafter shall mean collectively the Original Loan Documents (except to the extent amended or replaced pursuant to this Agreement, and for the avoidance of doubt, shall in any event not include the Guaranty or the Environmental Indemnity Agreement), this Agreement, the Supplemental Loan Documents (defined below) and all other documents, instruments and agreements executed by Buyer or Buyer Principal in connection with the Loan or the Transfer and Assumption.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1. Consent to Transfer. Subject to satisfaction of all of the conditions contained herein, Lender consents to the Transfer and Assumption. This consent is strictly limited to the Transfer and Assumption described in this Agreement. This Agreement shall not constitute a waiver or modification of any requirement of obtaining Lender's consent to any future transfer of the Property or any portion thereof or interest therein, nor shall it constitute a modification of the terms, provisions, or requirements in the Loan Documents in any respect except as expressly provided herein. Buyer specifically acknowledges that any subsequent transfer of any interest in any of the Property or interest in Buyer in violation of the Loan Documents shall be a default thereunder. The Loan Documents are hereby ratified and, except as expressly modified in this Agreement, remain unmodified and are in full force and effect.

2. Loan Information. The parties hereto agree that as of the date hereof:

(a) The outstanding principal balance of the Note is $4,650,000.00.
(b) The interest rate of the Note is a fixed rate of 5.304% per annum.
(c) The maturity date of the Note is July 1, 2021.
(d) An interest-only installment is due and payable on the first day of each and every calendar month through and including the maturity date, the amount of which varies based on the number of days in the prior month.
(e) There are no balances in any escrow accounts.
(f) All required payments due through March 1, 2015 under the Loan Documents have been paid.
(g) There are no defenses or claims of setoffs with respect to any sums or amounts owing under the Loan Documents.
(h) Lender is the current owner and holder of the Loan Documents.
(i) There is no existing Event of Default (as defined in the Loan Documents) or event or condition that, with the giving of notice or passage of time or both, would constitute an Event of Default.

3. Conditions. In addition to any other conditions set forth herein or required by Lender, the following are conditions precedent that must be satisfied prior to the closing of the Transfer and Assumption (the "Closing"):

(a) The execution, acknowledgment, delivery and recordation of this Agreement by all of the parties concurrently with the Closing, and the execution, acknowledgement and delivery of all other agreements, instruments and documents required by Lender hereunder concurrently with and in connection with the Closing, including but not limited to the following (collectively, the "Supplemental Loan Documents"): (i) a new Guaranty Agreement from Buyer Principal in substantially the same form as the Guaranty (the "New Guaranty") (ii) a new Environmental Indemnity Agreement in substantially the same form as the Environmental Indemnity from Buyer and Buyer Principal (the "New Environmental Indemnity") (iii) a new Assignment of Management Agreement and Subordination of Management Fees from Inland National Real Estate Services, LLC, a Delaware limited liability company (the "Manager"), Lender and Buyer in substantially the same form as the Assignment (the "New Assignment"), and (iv) a new Joinder Agreement from Buyer Principal in substantially the same form as the Joinder (the "New Joinder").

(b) The execution, delivery and recordation or filing, as applicable, of one more new financing statements, or amendments to existing financing statements as required by Lender at Closing.

(c) Buyer's delivery to Lender of satisfactory evidence that all insurance over the Property required by the Loan Documents (the "Required Insurance") is in full force and effect as of the Closing, with all required premiums paid, and contains a mortgagee's clause (the "Mortgagee's Clause") satisfactory to Lender in favor of Lender, its successors and/or assigns, c/o Midland Loan Services, Master Servicer, 10851 Mastin, Suite 700, Overland Park, Kansas 66210; re: Loan Number 030286909.

(d) Lender's receipt of satisfactory Title Endorsements (hereinafter defined).

(e) The full release and reconveyance of any other liens or monetary encumbrances against the Property.

(f) Lender's receipt of all of the Required Payments (hereinafter defined).

(g) The satisfaction of all other conditions contained in the approval letter issued by the Lender in connection with the Transfer and Assumption.

4. Fees, Payment and Expenses. Buyer covenants and agrees to pay to Lender at Closing the following (the "Required Payments"):

(a) One percent (1%) of the amount listed in Section 2(a) above, as an assumption fee, and $2,500.00 as an application fee, for Lender's consent to the Transfer and Assumption of the Loan.

(b) The amounts listed in Section 2(d) above due and payable on April 1, 2015, but only if the Transfer and Assumption closes on or after the 10th of the month preceding such date.

(c) Payment of legal fees and expenses of Lender's counsel in connection with the Transfer and Assumption.

(d) Payment of the fees and expenses of rating agencies, and their respective counsel, if applicable.

(e) Payment for third party reports.

(f) $25,100.00 as a deposit (the "Immediate Repair Deposit") to be held by Lender in escrow for the purposes set forth in Section 5(m) below.

5. **LOAN DOCUMENT AMENDMENTS/POST CLOSING**.

(a) Section 1.1 of the Loan Agreement, as amended by the Transfer Agreement is hereby amended by deleting the following defined terms: "Agent", "Kite OP", "Kite Trust", "KRG Magellan", "Lockbox Account", "Lockbox Agreement", "Lockbox Bank" and Tenant Direction Letter".

(b) Section 1.1 of the Loan Agreement, as amended by the Transfer Agreement, is hereby amended by adding the following defined terms in their proper place alphabetically:

"Deposit Bank" shall mean PNC Bank, National Association, a national banking association, together with its successors and assigns.

"**Identified Affiliate**" shall mean (i) Inland Real Estate Corporation, a Maryland corporation, (ii) Inland Real Estate Investment Corporation, a Delaware corporation, (iii) Retail Properties of America (formerly Inland Western Real Estate Trust, Inc.), a Maryland corporation, (iv) IREIT, (v) Inland American Real Estate Trust, Inc., a Maryland corporation, (vi) any other real estate investment trust sponsored by Inland Real Estate Investment Corporation, or (vii) any other entity composed entirely of any of the foregoing, by merger or other business combination.

"**Identified Affiliate Related Entities**" shall have the meaning set forth in Section 5.2.10(e)(iii) hereof.

"**IREIT**" shall mean Inland Real Estate Income Trust, Inc., a Maryland real estate investment trust.

"**JV Partner**" shall have the meaning set forth in Section 5.2.10 hereof.

"**JV Transferee**" shall have the meaning set forth in Section 5.2.10 hereof.

"**Payment Direction Letter**" shall mean a letter sent by Borrower to each tenant of the Property as required in the Cash Management Agreement.

"**Permitted Affiliate Transfer**" shall have the meaning set forth in Section 5.2.10(c).

"**Permitted Affiliate Transferee**" shall have the meaning set forth in Section 5.2.10(c).

"**Related Entities**" shall have the meaning set forth in Section **5.2.10(d)**.

(c) Section 1.1 of the Loan Agreement as amended by the Transfer Agreement, is hereby amended by replacing the definitions of the terms "Borrower", "Cash Management Account", "Cash Management Agreement", "Guarantor", "Manager", and "Permitted Transfer" with the following:

"Borrower" shall mean IREIT Jacksonville Richlands, L.L.C., a Delaware limited liability company.

"Cash Management Account" shall mean that certain Eligible Account established by Borrower for the benefit of the Lender, as governed by the Cash Management Agreement.

"Cash Management Agreement" shall mean a Cash Management Agreement, by and among Borrower, Lender, Cash Management Bank and Manager, in the form attached hereto as Replacement Schedule IV (or such other form as Lender shall accept in its sole discretion) as the same may be amended, restated, replaced, supplemented or otherwise modified form time to time.

"Guarantor" shall mean Inland Real Estate Income Trust, Inc., a Maryland corporation.

"Manager" shall mean Inland National Real Estate Services, LLC, a Delaware limited liability company, or, if the context requires, a Qualified Manager who is operating and managing the Property in accordance with the terms and conditions of this Agreement pursuant to a Replacement Management Agreement.

"Permitted Transfer" shall mean any of the following: (a) a transfer, directly as a result of the death of a natural person, of stock, membership interest, partnership interests or other ownership interests previously held by the decedent in question to the Person or Persons lawfully entitled thereto, (b) any transfer, directly as a result of the legal incapacity of a natural person, of stock, membership interests, partnership interests or other ownership interests previously held by such natural person to the Person or Persons lawfully entitled thereto, (c) any public issuance of stock in IREIT, (d) any private sale or transfer of non-controlling interests in IREIT through a transaction or transactions between parties not affiliated with IREIT, or (e) issuances of membership interests in Manager to employees or other Persons affiliated with The Inland Group of Companies, Inc. or Manager pursuant to employee compensation programs.

(d) The two tiered account structure reflected in Section 2.7 of the Loan Agreement is hereby replaced with one cash management account to be governed by a Cash Management Agreement. The Loan Agreement is hereby amended by replacing (i) all references therein to the term "Lockbox Account", with "Cash Management Account", (ii) all references therein to the terms "Agent" or "Lockbox Bank", with "Cash Management Bank", and (iii) all references therein to the term "Lockbox Agreement" with "Cash Management Agreement". Section 2.7.1 of the Loan Agreement is hereby deleted in its entirety.

(e) Sections 2.7.2 and 2.7.3 of the Loan Agreement are deleted in their entirety and replaced with the following:

"2.7.2 **Cash Management Account**.

(a) Within five (5) Business Days of Borrower's receipt of Lender's notice that a Cash Sweep Event has occurred, Borrower shall establish and maintain a segregated Eligible Account (the "**Cash Management Account**") to be held by Deposit Bank in trust and for the benefit of Lender, which Cash Management Account shall be under the sole dominion and control of Lender. The Cash Management Account shall be entitled "IREIT Jacksonville Richlands, L.L.C., a Delaware limited liability company, as pledgor, for the benefit of Wells Fargo Bank, National Association, as trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Trust 2011-C5, Commercial Mortgage Pass-Through Certificates, Series 2011-C5, as Lender and secured party – Cash Management Account". Lender shall have the right to entitle the Cash Management Account with such other designation as Lender may select in its reasonable discretion, and in accordance with the provisions of the Loan Agreement applicable thereto to reflect any assignment or transfer. Borrower, Lender and Deposit Bank shall execute a Cash Management Agreement whereby Borrower shall grant to Lender a first-priority security interest in the Cash Management Account and all deposits at any time contained therein and the proceeds thereof and will take all actions necessary to maintain in favor of Lender a perfected first priority security interest in the Cash Management Account, including, without limitation, filing UCC-1 Financing Statements and continuations thereof. Borrower will not in any way alter or modify the Cash Management Account and will notify Lender of the account number thereof. Lender (or Servicer on Lender's behalf) shall have the sole right to make withdrawals from the Cash Management Account and all costs and expenses for establishing and maintaining the Cash Management Account shall be paid by Borrower.

(b) The insufficiency of funds on deposit in the Cash Management Account shall not relieve Borrower from the obligation to make any payments, as and when due pursuant to this Agreement and the other Loan Documents, and such obligations shall be separate and independent, and not conditioned on any event or circumstance whatsoever.

(c) All funds on deposit in the Cash Management Account following the occurrence of an Event of Default may be applied by Lender in such order and priority as Lender shall determine.

(d) Borrower hereby agrees that Lender may modify the Cash Management Agreement for the purpose of establishing additional sub-accounts in connection with any payments otherwise required under this Agreement and the other Loan Documents and Lender shall provide notice thereof to Borrower.

(e) The Cash Management Account shall not be commingled with other monies held by Borrower, any Affiliate of Borrower, Manager or Deposit Bank.

(f) Borrower shall not further pledge, assign or grant any security interest in the Cash Management Account or the monies deposited therein or permit any lien or

encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto.

(g) Borrower shall indemnify Lender and hold Lender harmless from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations and costs and expenses (including litigation costs and reasonable attorneys' fees and expenses) arising from or in any way connected with the Cash Management Account and/or the Cash Management Agreement (unless arising from the gross negligence or willful misconduct of Lender) or the performance of the obligations for which the Cash Management Account was established.

(h) Immediately after the date that Borrower and Deposit Bank enter into the Cash Management Agreement, Borrower or Manager shall immediately deliver at their own expense, Payment Direction Letters, in accordance with the Cash Management Agreement. In connection with each Lease executed after the date hereof, Borrower shall deliver to Lender an executed Payment Direction Letter. Upon the occurrence of a Cash Sweep Event, (i) Borrower shall cause each Tenant to deliver all Rents payable under its Lease directly to the Cash Management Account, (ii) Lender may cause Borrower to deliver the applicable Payment Direction Letter to each Tenant directing such Tenant to deliver all Rents payable under its Lease directly to the Cash Management Account, and (iii) Borrower shall, and shall cause Manager to, deposit all amounts received by Borrower or Manager constituting Rents into the Cash Management Account within two (2) Business Days after receipt thereof.

2.7.3 <u>Payments Received under the Cash Management Agreement</u>.

Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, and provided no Event of Default has occurred and is continuing, Borrower's obligations with respect to the payment of the Monthly Debt Service Payment Amount and amounts required to be deposited into the Reserve Funds, if any, shall be deemed satisfied to the extent sufficient amounts are deposited in the Cash Management Account to satisfy such obligations pursuant to this Agreement on the dates each such payment is required, regardless of whether any of such amounts are so applied by Lender."

(f) Section 5.2.10(b) of the Loan Agreement, as amended by the Transfer Agreement, is hereby deleted in its entirety and replaced with Section 5.2.10(b) of the Loan Agreement as Section 5.2.10(b) read prior to amendment by the Transfer Agreement.

(g) Sections 5.2.10(c), (e), (f), (g) and (h) of the Loan Agreement which were deleted in their entirety in the Transfer Agreement are hereby reinserted in the Loan Agreement to read as they did prior to such deletion

(h) All references in Section 5.2.10 of the Loan Agreement as amended by the Transfer Agreement and as amended by the foregoing Sections 5(e) and 5(f) to "IDIV" hereafter shall be amended to be a reference to "IREIT".

(i) Section 10.6 of the Loan Agreement as amended by the Transfer Agreement, is hereby amended to replace Borrower's notice information with the following:

If to Borrower:	IREIT Jacksonville Richlands, L.L.C. c/o Inland Real Estate Income Trust, Inc. 2901 Butterfield Road Oak Brook, Illinois 60523 Attention: Chief Financial Officer Facsimile No.: (630) 586-6590
With a copy to:	The Inland Real Estate Group, Inc. 2901 Butterfield Road Oak Brook, Illinois 60523 Attention: General Counsel Facsimile No.: (630) 218-4900

The parties to this Agreement hereby agree that the notice information above shall be used for all notices given to Borrower under any of the Loan Documents.

(j) Schedule III of the Loan Agreement as amended by the Transfer Agreement, is hereby deleted and replaced with the Replacement Schedule III attached hereto.

(k) Schedule IV of the Loan Agreement is hereby deleted and replaced with the Replacement Schedule IV attached hereto.

(l) From and after the date hereof, the "Agent" appointed for service of process pursuant to the Loan Agreement and the Note, for the Buyer, shall be the following, which Buyer does hereby designate and appoint: C T Corporation System, 111 Eighth Avenue, New York, New York 10011, as their authorized agent to accept and acknowledge on their behalf service of any and all process pursuant to the terms of the Loan Documents. The phrase contained in the Agent designation and appointment provisions of the Loan Agreement and the Note that states **"AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS . . ."** is hereby replaced with the phrase **"AS ITS AUTHORIZED AGENT TO RECEIVE ON ITS BEHALF AND FORWARD TO IT ANY AND ALL PROCESS . . ."**

(m) Within one hundred twenty (120) days from the date hereof, Buyer shall complete the immediate repairs identified in the Limited Property Condition Assessment dated November 19, 2014 ("PCR") prepared by Nova Consulting Group for Midland in connection with the Transfer and Assumption, regarding asphalt pavement replacement and repairs, and the painting of CMU on one retail building (as more particularly described in the PCR) ("Immediate Repairs"). Buyer shall provide evidence reasonably satisfactory to Lender that the Immediate Repairs have been completed, which may include any and all items reasonably required by Lender or Lender's servicer as evidence that such items have been completed. Failure to make the Immediate Repairs within said time period shall constitute an Event of Default under the Loan Documents, at the election of Lender, and Lender shall have all remedies provided therein including the right to make the Immediate Repairs, to pay for the Immediate Repairs with the Immediate Repair Deposit, and to obtain reimbursement from the

Buyer. Upon completion of the Immediate Repairs to the reasonable satisfaction of Lender, provided no Event of Default exists under the Loan Documents, Lender shall return to Buyer the Immediate Repair Deposit, or such portion thereof as has not been used by Lender to make the Immediate Repairs or otherwise applied against Loan obligations in accordance with the Loan Documents.

(n) Modification: Correction of Scrivener's Error in Security Instrument. The parties hereto acknowledge and agree that the reference to the date "April 29, 2011" in the introductory paragraph of the Security Instrument was a scrivener's error, that the actual date of the Security Instrument was "June 13, 2011", and that the Security Instrument hereby is amended to change such erroneous date to "June 13, 2011" with retroactive effect to June 13, 2011.

6. Title Endorsements. At Closing, Buyer shall (a) cause Chicago Title Insurance Company to issue such endorsements to Lender's mortgagee's title insurance policy (Policy No. 34 307 11-0005674 in such form as Lender may require ("Title Endorsements"), including showing that the Buyer is the owner of the Property, changing the effective date of such title policy to the date of the Closing, and showing that the Loan Documents are in a first lien position, and (b) pay the cost of the Title Endorsements, any escrow, filing or recording fees applicable to this transaction, and Lender's costs and expenses incurred in connection with this Agreement or this transaction, including Lender's attorneys' fees, if any, incurred in connection with this Agreement or this transaction.

7. Buyer's Assumption of Loan; Financing Statements. Buyer hereby expressly assumes the obligation to pay the unpaid balance due and owing on the Loan, all interest thereon as provided in the Note and all other obligations under the Loan Documents, with the same force and effect as if Buyer had been specifically named therein as the original maker, borrower or grantor, as applicable. Without limiting the generality of the foregoing, Buyer expressly assumes the obligation to pay all loan installments as they become due and to observe all obligations of the Loan Documents. Buyer's assumption of the foregoing obligations (a) is absolute, unconditional and is not subject to any defenses, waivers, claims or offsets, (b) shall not be affected or impaired by any agreement, condition, statement or representation of any person or entity other than Lender. Buyer expressly agrees that it has read, approved and will comply with and be bound by all of the terms, conditions, and provisions contained in the Loan Documents. In furtherance of the foregoing provisions of this Section, Buyer expressly agrees that its assumed obligations under the Loan Documents shall be deemed independent obligations of the Buyer, enforceable against the Buyer without regard to any defenses, waivers, claims or offsets that may be held by the Seller. Buyer specifically agrees that if the Note is recourse, Lender's remedies shall not in any respect or extent be limited solely to the Property or any other collateral securing the Loan.

Buyer hereby authorizes Lender to file one or more new financing statements, or amendments to existing financing statements, covering fixtures and personal property collateral included in the Property and covered by the Security Instrument contained in the Loan Documents, without signature of Buyer where permitted by law. Buyer hereby confirms that it grants Lender a security interest in all fixtures and personal property collateral described in the Loan Documents.

8. No Representations of Lender. The parties hereto agree that (a) Lender has made no representations or warranty, either express or implied regarding the Property and has no responsibility

whatsoever with respect to the Property, its condition, or its use, occupancy or status, and (b) no claims relating to the Property, its condition, or its use, occupancy or status, will be asserted against Lender or its agents, employees, professional consultants, affiliated entities, successors or assigns, either affirmatively or as a defense.

9. <u>Intentionally Omitted</u>.

10. <u>Intentionally Omitted</u>.

11. <u>Seller's Representations & Warranties</u>. Seller hereby represents and warrants that:

(a) Seller is the owner of the Property and is duly authorized to execute, deliver and perform this Agreement.

(b) Any court or third-party approvals necessary for Seller to enter into this Agreement have been obtained.

(c) The entities and/or persons executing this Agreement on behalf of Seller are duly authorized to execute and deliver this Agreement.

(d) This Agreement and the Loan Documents are in full force and effect and have not been modified either orally or in writing, and the transactions contemplated therein constitute valid and binding obligations of Seller, enforceable against Seller in accordance with their terms, except as may be limited in the future (i) by bankruptcy, insolvency or similar laws, or (ii) by general principles of equity by a court of competent jurisdiction.

(e) Lender has not waived any requirements of the Loan Documents nor any of Lender's rights thereunder.

(f) There is no existing Event of Default or event or condition that, with the giving of notice or passage of time or both, would constitute an Event of Default.

(g) All taxes and assessments applicable to the Property that are due and payable as of the Closing have been paid.

(h) The next payment for real property taxes applicable to the Property is due on or before September 1, 2015.

(i) All representations and warranties of Seller in the Purchase Agreement are true and correct.

(j) All information provided to Lender or Midland by Seller, or any of its employees, officers, directors, partners, members, managers or representatives, in connection with or relating to (i) this Agreement or the transactions contemplated hereby or (ii) the Property, contains no untrue statement of material fact and does not omit a material fact necessary in order to make such information not misleading, and the provision of any such information by Lender or Midland to any rating agency is expressly consented to by Seller and will not infringe upon or violate any intellectual property rights of any party. Seller, by its execution of this Agreement, jointly and severally with Seller Principal, agrees to reimburse, indemnify and hold Lender, its officers, agents, loan servicers (including, without limitation, Midland) and employees harmless from and against any and all liabilities, judgments, costs, claims, damages, penalties, expenses, losses or charges (including, but not limited to, all legal fees and court costs), which may now or in the future be undertaken, suffered, paid, awarded, assessed or otherwise incurred as a result of or arising out of any breach or inaccuracy of the foregoing representations and warranties or any fraudulent or tortious conduct of Seller in

connection with this Agreement or the transactions contemplated hereby, or the Property, including the misrepresentation of financial data presented to Lender.

(k) All representations and warranties referred to herein shall be true as of the date of this Agreement and the Closing and shall survive the Closing.

Lender is entitled to rely, and has relied, upon these representations and warranties in the execution and delivery of this Agreement and all other documents and instruments executed and delivered by Lender in connection with this Agreement.

12. Seller Principal's Representations and Warranties. Each Seller Principal hereby represents and warrants as to itself that:

(a) Seller Principal is duly authorized to execute, deliver and perform this Agreement.

(b) Any court or third-party approvals necessary for Seller Principal to enter into this Agreement have been obtained.

(c) The entities and/or persons executing this Agreement on behalf of Seller Principal are duly authorized to execute and deliver this Agreement.

(d) This Agreement and the Loan Documents are in full force and effect and have not been modified either orally or in writing, and the transaction contemplated therein constitute valid and binding obligations of Seller Principal, enforceable against Seller Principal in accordance with their terms, except as may be limited in the future (i) by bankruptcy, insolvency or similar laws, or (ii) by general principles of equity by a court of competent jurisdiction.

(e) Lender has not waived any requirements of the Loan Documents nor any of Lender's rights thereunder.

(f) There is no bankruptcy, receivership or insolvency proceeding pending or to Seller Principal's knowledge, threatened against Seller Principal.

(g) Seller Principal does not have any intention to do any of the following prior to the Closing or within the 180 days following the Closing: (i) seek entry of any order for relief as debtor and a proceeding under the Code (hereinafter defined), (ii) seek consent to or not contest the appointment of a receiver or trustee for itself or for all or any part of its property, (iii) file a petition seeking relief under any bankruptcy, arrangement, reorganization or other debtor relief laws, or (iv) make a general assignment for the benefit of its creditors.

(h) All information provided to Lender or Midland by Seller or Seller Principal, or any of their respective employees, officers, directors, partners, members, managers or representatives, in connection with or relating to (i) this Agreement or the transactions contemplated hereby or (ii) the Property, contains no untrue statement of material fact and does not omit a material fact necessary in order to make such information not misleading, and the provision of any such information by Lender or Midland to any rating agency is expressly consented to by Seller Principal and will not infringe upon or violate any intellectual property rights of any party. Seller Principal, by its execution of this Agreement, jointly and severally with Seller, agrees to reimburse, indemnify and hold Lender, its officers, agents, loan servicers (including, without limitation, Midland) and employees harmless from and against any and all liabilities, judgments, costs, claims, damages, penalties, expenses, losses or charges (including, but not limited to, all legal fees and court costs), which may now or in the future be undertaken, suffered,

paid, awarded, assessed or otherwise incurred as a result of or arising out of any breach or inaccuracy of the foregoing representations and warranties or any fraudulent or tortious conduct of Seller or Seller Principal in connection with this Agreement or the transactions contemplated hereby, or the Property, including the misrepresentation of financial data presented to Lender.

(i) All representations and warranties referred to herein shall be true as of the date of this Agreement and Closing and shall survive Closing.

Lender is entitled to rely, and has relied, upon these representations and warranties in the execution and delivery of this Agreement and all other documents and instruments executed and delivered by Lender in connection with this Agreement.

13. Buyer's Representations and Warranties. Buyer hereby represents and warrants that:

(a) Buyer is duly authorized to execute, deliver and perform this Agreement.

(b) Any court or third-party approvals necessary for Buyer to enter into this Agreement have been obtained.

(c) The entities and/or persons executing this Agreement on behalf of Buyer are duly authorized to execute and deliver this Agreement.

(d) This Agreement and the Loan Documents are in full force and effect and have not been modified either orally or in writing, and the transactions contemplated therein constitute valid and binding obligations of Buyer, enforceable against Buyer in accordance with their terms except as may be limited in the future (i) by bankruptcy, insolvency or similar laws, or (ii) by general principles of equity by a court of competent jurisdiction.

(e) To the knowledge of Buyer, there is no existing Event of Default or event or condition that, with the giving of notice or passage of time or both, would constitute an Event of Default.

(f) To the knowledge of Buyer, all taxes and assessments applicable to the Property that are due and payable as of the Closing have been paid.

(g) The next payment for real property taxes applicable to the Property is due on or before September 1, 2015.

(h) All representations and warranties of Buyer in the Purchase Agreement, if any, are true and correct.

(i) There is no bankruptcy, receivership or insolvency proceeding pending or threatened against Buyer.

(j) Buyer does not have any intention to do any of the following prior to the Closing or within the 180 days following the Closing (i) seek entry of any order for relief as debtor and a proceeding under the Code (hereinafter defined), (ii) seek consent to or not contest the appointment of a receiver or trustee for itself or for all or any part of its property, (iii) file a petition seeking relief under any bankruptcy, arrangement, reorganization or other debtor relief laws, or (iv) make a general assignment for the benefit of its creditors.

(k) All of the Required Insurance is in full force and effect, with all required premiums paid, and contains the required Mortgagee's Clause.

(l) All information provided to Lender or Midland by Buyer, or any of its employees, officers, directors, partners, members, managers or representatives, in connection with or relating to (i) this Agreement or the transactions contemplated hereby or (ii) the

Property, contains no untrue statement of material fact and does not omit a material fact necessary in order to make such information not misleading, and the provision of any such information by Lender or Midland to any rating agency is expressly consented to by Buyer and will not infringe upon or violate any intellectual property rights of any party. Buyer, by its execution of this Agreement, jointly and severally with Buyer Principal, agrees to reimburse, indemnify and hold Lender, its officers, agents, loan servicers (including, without limitation, Midland) and employees harmless from and against any and all liabilities, judgments, costs, claims, damages, penalties, expenses, losses or charges (including, but not limited to, all legal fees and court costs), which may now or in the future be undertaken, suffered, paid, awarded, assessed or otherwise incurred as a result of or arising out of any breach or inaccuracy of the foregoing representations and warranties or any fraudulent or tortious conduct of Buyer in connection with this Agreement or the transactions contemplated hereby, or the Property, including the misrepresentation of financial data presented to Lender.

(m) All representations and warranties referred to herein shall be true as of the date of this Agreement and the Closing and shall survive the Closing.

Lender is entitled to rely, and has relied, upon these representations and warranties in the execution and delivery of this Agreement and all other documents and instruments executed and delivered by Lender in connection with this Agreement.

14. Buyer Principal's Representations and Warranties. Buyer Principal hereby represents and warrants that:

(a) Buyer Principal is duly authorized to execute, deliver and perform this Agreement.

(b) Any court or third-party approvals necessary for Buyer Principal to enter into this Agreement have been obtained.

(c) The entities and/or persons executing this Agreement on behalf of Buyer Principal are duly authorized to execute and deliver this Agreement.

(d) This Agreement, the New Guaranty, the New Environmental Indemnity, and the New Joinder are in full force and effect and have not been modified either orally or in writing, and the transaction contemplated therein constitute valid and binding obligations of Buyer Principal, enforceable against Buyer Principal in accordance with their terms, except as may be limited in the future (i) by bankruptcy, insolvency or similar laws, or (ii) by general principles of equity by a court of competent jurisdiction.

(e) There is no bankruptcy, receivership or insolvency proceeding pending or threatened against Buyer Principal.

(f) Buyer Principal does not have any intention to do any of the following prior to the Closing or within the 180 days following the Closing: (i) seek entry of any order for relief as debtor and a proceeding under the Code (hereinafter defined), (ii) seek consent to or not contest the appointment of a receiver or trustee for itself or for all or any part of its property, (iii) file a petition seeking relief under any bankruptcy, arrangement, reorganization or other debtor relief laws, or (iv) make a general assignment for the benefit of its creditors.

(g) All information provided to Lender or Midland by Buyer or Buyer Principal, or any of their respective employees, officers, directors, partners, members, managers or representatives, in connection with or relating to (i) this Agreement or the transactions

contemplated hereby or (ii) the Property, contains no untrue statement of material fact and does not omit a material fact necessary in order to make such information not misleading, and the provision of any such information by Lender or Midland to any rating agency is expressly consented to by Buyer Principal and will not infringe upon or violate any intellectual property rights of any party. Buyer Principal, by its execution of this Agreement, jointly and severally with Buyer, agrees to reimburse, indemnify and hold Lender, its officers, agents, loan servicers (including, without limitation, Midland) and employees harmless from and against any and all liabilities, judgments, costs, claims, damages, penalties, expenses, losses or charges (including, but not limited to, all legal fees and court costs), which may now or in the future be undertaken, suffered, paid, awarded, assessed or otherwise incurred as a result of or arising out of any breach or inaccuracy of the foregoing representations and warranties or any fraudulent or tortious conduct of Buyer or Buyer Principal in connection with this Agreement or the transactions contemplated hereby, or the Property, including the misrepresentation of financial data presented to Lender.

(h) All representations and warranties referred to herein shall be true as of the date of this Agreement and Closing and shall survive Closing.

Lender is entitled to rely, and has relied, upon these representations and warranties in the execution and delivery of this Agreement and all other documents and instruments executed and delivered by Lender in connection with this Agreement.

15. Release of Seller and Seller Principal. Lender hereby releases Seller and Seller Principal from all liability and obligations under the Loan Documents arising from and after the Closing, including, but not limited to, repayment of the Loan, but excepting, without limitation (i) any environmental or other damage to the Property occurring prior to the Closing, (ii) any obligations of Seller arising from the Purchase Agreement, (iii) any liability related to or arising from Seller's or Seller Principal's acts or omissions occurring prior to the Closing, and (iv) any liability related to or arising from Seller or Seller Principal's fraudulent or tortious conduct, including Seller or Seller Principal's intentional misrepresentation of financial data presented to Lender.

16. Release of Lender. Seller and Seller Principal, for themselves and for their agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys (collectively, the "Seller Releasing Parties") jointly and severally release and forever discharge Lender, PNC Bank, National Association, Midland, and their respective successors, assigns, partners, directors, officers, employees, agents, attorneys, administrators, trustees, subsidiaries, affiliates, beneficiaries, shareholders and representatives from all liabilities, obligations, costs, expenses, claims and damages, at law or in equity, known or unknown, which any of the Seller Releasing Parties may now or hereafter hold or claim to hold under common law or statutory right, arising in any manner out of any matters occurring on or before the date hereof in connection with the Property, the Loan, any of the Loan Documents or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby. Without limiting the generality of the foregoing, this release shall include the following matters: (a) all aspects of this Agreement and the Loan Documents, any negotiations, demands or requests with respect thereto, and (b) Lender's exercise or attempts to exercise any of its rights under this Agreement, any of the Loan Documents, at law or in equity. The Seller Releasing Parties agree that this release is a full, final and complete release and that it may be

pleaded as an absolute bar to any or all suit or suits pending or which may thereafter be filed or prosecuted by any of the Seller Releasing Parties, or anyone claiming by, through or under any of the Seller Releasing Parties. The Seller Releasing Parties agree that this release is binding upon each of them and their respective agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys. Notwithstanding anything to the contrary in this Section 16, the Seller Releasing Parties are not waiving their respective rights in connection with any claims or causes of action which Seller Releasing Parties may have in connection with Lender's failure to comply with this Agreement.

Buyer and Buyer Principal, for themselves and for their agents, employees, representatives, officers, directors, general partners, limited partners, managers, members, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys (collectively, the "Buyer Releasing Parties") jointly and severally release and forever discharge Lender, PNC Bank, National Association, Midland, and their respective successors, assigns, partners, directors, officers, employees, agents, attorneys, administrators, trustees, subsidiaries, affiliates, beneficiaries, shareholders and representatives from all liabilities, obligations, costs, expenses, claims and damages, at law or in equity, known or unknown, which arise out of any matters occurring prior to the Closing in connection with the transactions contemplated hereby. The Buyer Releasing Parties agree that this release is a full, final and complete release and that it may be pleaded as an absolute bar to any or all suit or suits pending or which may thereafter be filed or prosecuted by any of the Buyer Releasing Parties, or anyone claiming by, through or under any of the Buyer Releasing Parties. The Buyer Releasing Parties agree that this release is binding upon each of them and their respective agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys.

17. Ratification and Confirmation of the Loan. Buyer agrees to perform each and every obligation under the Loan Documents, as specifically modified by this Agreement, in accordance with their respective terms and conditions. Buyer ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Loan Documents remain in full force and effect and represent legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their terms, except as enforceability may be limited in the future (i) by bankruptcy, insolvency and similar laws or (ii) by general principles of equity by a court of competent jurisdiction. Buyer agrees that this Agreement does not diminish, impair, release or relinquish the liens, powers, titles, security interests and rights securing or guaranteeing payment of the Loan, including the validity or first priority of the liens and security interests encumbering the Property granted Lender by the Loan Documents.

At all times Buyer shall comply with all terms of the Loan Documents, including without limitation, the insurance requirements of the Loan Documents. Although the Lender may accept certain evidence of insurance for purposes of closing the Transfer and Assumption, the Lender or its servicer may at any time and from time to time request additional insurance information from Buyer to ensure or monitor Buyer's compliance with the insurance provisions of the Loan Documents and may request that Buyer provide such coverages as Lender or its servicer may require consistent with the terms of the Loan Documents. By entering into this Agreement, Lender specifically does not waive or modify any of the insurance requirements under the Loan Documents nor any of the remedies provided therein for failure to secure such required insurance coverage.

18. 1031 Exchange. Buyer and Buyer Principal informed Lender that Buyer is acquiring the Property and assuming the Loan as part of a transaction which Buyer and Buyer Principal anticipate will comply with the provisions of Section 1031 of the Internal Revenue Code allowing the deferment of any taxable gain or loss as the exchange of like kind property. Buyer and Buyer Principal acknowledge that they have not relied on any advice, representations or statements of Lender, PNC Bank, National Association, Midland, or their respective employees or agents concerning the tax, legal or investment consequences of Buyer's acquisition of the Property and the assumption of the Loan, including, without limiting the generality of the foregoing, whether the acquisition of the Property and assumption of the Loan will comply with the requirements of Section 1031 of the Internal Revenue Code or whether the Buyer's and Buyer Principal's investment in the Property is suitable, but instead Buyer and Buyer Principal have obtained such tax, legal and investment advice as to the effect of Buyer's acquisition of the Property and assumption of the Loan from their own legal and other financial advisors.

19. Nonwaiver. The parties hereto acknowledge and agree that (a) any performance or non-performance of the Loan Documents prior to the date of this Agreement does not affect or diminish Lender's ability to require future compliance with the Loan Documents, and (b) in the future, Lender will require strict compliance with and performance of the Loan Documents. Nothing contained herein shall be construed as a waiver of any of Lender's rights or remedies with respect to any default under this Agreement or any Loan Document.

20. Bankruptcy of Buyer or Buyer Principal. Buyer covenants and agrees that in the event Buyer shall (i) file any petition with any bankruptcy court or be the subject of any petition under the United States Bankruptcy Code (11 U.S.C. §101 et seq., the "Code"), (ii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iii) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (iv) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, Lender shall thereupon be entitled, and Buyer irrevocably consents, to the entry of an order by a bankruptcy court granting to Lender relief from any automatic stay imposed by Section 362 of the Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Loan Documents, this Agreement or as otherwise provided by law or in equity, and Buyer irrevocably waives its right to object to, attempt to enjoin or otherwise interfere with such relief and the exercise and enforcement by Lender of its rights and remedies following entry of such order. Without limiting the generality of the immediately preceding sentence, Buyer agrees that Lender will be entitled to and it consents to immediate relief from the automatic stay imposed by the Code to allow Lender to take any and all actions necessary, desirable or appropriate to enforce any rights Lender may have under the Loan Documents, including, but not limited to, the right to possession of the Property, collection of rents, and/or the commencement or continuation of an action to foreclose Lender's liens and security interests. Buyer further agrees that the filing of any petition for relief under the Code which postpones, prevents, delays or otherwise hinders Lender's efforts to collect the amounts due under the Note or to liquidate any of the collateral therefor shall be deemed to have been filed in bad faith and, therefore, shall be subject to prompt dismissal or conversion to a liquidation case under the Code upon motion therefor by Lender. Further, Buyer agrees that it will not

seek, apply for or cause the entry of any order enjoining, staying, or otherwise prohibiting or interfering with Lender's obtaining an order granting relief from the automatic stay and enforcement of any rights which Lender may have under the Loan Documents, including, but not limited to, Lender's right to possession of the Property, collection of rents and/or the commencement or continuation of an action to foreclose Lender's liens and security interests under the Loan Documents.

Buyer Principal covenants and agrees that in the event Buyer Principal shall (i) file any petition with any bankruptcy court or be the subject of any petition under the Code, (ii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iii) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (iv) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, Lender shall thereupon be entitled, and Buyer Principal irrevocably consents, to the entry of an order by a bankruptcy court granting to Lender relief from any automatic stay imposed by Section 362 of the Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Loan Documents, this Agreement or as otherwise provided by law or in equity, and Buyer Principal irrevocably waives its right to object to, attempt to enjoin or otherwise interfere with such relief and the exercise and enforcement by Lender of its rights and remedies following entry of such order. Without limiting the generality of the immediately preceding sentence, Buyer Principal agrees that Lender will be entitled to and it hereby consents to immediate relief from the automatic stay imposed by the Code to allow Lender to take any and all actions necessary, desirable or appropriate to enforce any rights Lender may have under the Loan Documents, including, but not limited to, the right to possession of the Property, collection of rents, and/or the commencement or continuation of an action to foreclose Lender's liens and security interests. Buyer Principal further agrees that the filing of any petition for relief under the Code which postpones, prevents, delays or otherwise hinders Lender's efforts to collect the amounts due under the Note or to liquidate any of the collateral therefor shall be deemed to have been filed in bad faith and, therefore, shall be subject to prompt dismissal or conversion to a liquidation case under the Code upon motion therefor by Lender. Further, Buyer Principal agrees that it will not seek, apply for or cause the entry of any order enjoining, staying, or otherwise prohibiting or interfering with Lender's obtaining an order granting relief from the automatic stay and enforcement of any rights which Lender may have under the Loan Documents, including, but not limited to, Lender's right to possession of the Property, collection of rents and/or the commencement or continuation of an action to foreclose Lender's liens and security interests under the Loan Documents.

21. <u>Compliance with Interest Law</u>. It is the intention of the parties hereto to conform strictly to any present or future law which has application to the interest and other charges under the Loan Documents (the "<u>Interest Law</u>"). Accordingly, notwithstanding anything to the contrary in the Loan Documents, the parties hereto agree that the aggregate amount of all interest or other charges taken, reserved, contracted for, charged or received under the Loan Documents or otherwise in connection with the Loan shall under no circumstances exceed the maximum amount of interest allowed by the Interest Law. If any excess interest is provided for in the Loan Documents, then any such excess shall be deemed a mistake and canceled automatically and, if theretofore paid, shall be credited against the indebtedness evidenced and secured by the Loan Documents (the "<u>Indebtedness</u>")

(or if the Indebtedness shall have been paid in full, refunded by Lender), and the effective rate of interest under the Loan Documents shall be automatically reduce to the maximum effective contract rate of interest that Lender may from time to time legally charge under the then applicable Interest Law with respect to the Loan. To the extent permitted by the applicable Interest Law, all sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Indebtedness shall be amortized, prorated, allocated and spread throughout the full term of the Loan.

22. Impound Accounts. The Seller hereby assigns to the Buyer, its successors and assigns, all of its rights, title and interest in and to the reserve accounts, impound accounts and/or Escrow Deposits which have been established with Lender for the payment of taxes, assessments, repairs and replacements, production of financial reports, tenant rollover, tenant improvements and insurance, and the Lender, PNC Bank, National Association, and Midland are hereby released from any further responsibility to the Seller in connection with such accounts.

23. Single Purpose Entity. Until the indebtedness provided in the Note has been paid in full to Lender and Buyer, its successors and/or assigns have satisfied all covenants, conditions and agreements contained in the Loan Documents (collectively, the "Debt"), Buyer's organizational documents will provide that Buyer's sole business purpose shall be the acquisition, ownership and operation of the Property. Buyer shall at all times during the term of the Note conduct its business affairs in compliance with its organizational documents, and shall not amend them without Lender's consent.

24. Anti-Money Laundering and Compliance with Anti-Terrorism Orders.

(a) Reference is made to the following defined terms used in this Section:

"Anti-Terrorism Laws" shall mean any Laws relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering or bribery, and any regulation, order, or directive promulgated, issued or enforced pursuant to such Laws, all as amended, supplemented or replaced from time to time.

"Covered Entity" shall mean (a) each entity constituting Buyer, each Buyer Principal and all pledgors of collateral securing the Loan, and (b) each Person that, directly or indirectly, is in control of a Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the direct or indirect (x) ownership of, or power to vote, 25% or more of the issued and outstanding equity interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for such Person, or (y) power to direct or cause the direction of the management and policies of such Person whether by ownership of equity interests, contract or otherwise.

"Governmental Body" shall mean any nation or government, any state or other political subdivision thereof or any entity, authority, agency, division or department exercising the executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to a government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting

Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing).

"Law" shall mean any law(s) (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, issued guidance, release, ruling, order, executive order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of or any settlement arrangement, by agreement, consent or otherwise, with any Governmental Body, foreign or domestic.

"Lists" shall mean the specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Asset Control, Department of the Treasury ("OFAC") pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (September 25, 2001) (the "Order") and/or any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Executive Orders.

"Person" shall mean any individual person, group, regime, trust or entity.

"Reportable Compliance Event" shall mean that any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint or similar charging instrument, arraigned, or custodially detained in connection with any Anti-Terrorism Law or any predicate crime to any Anti-Terrorism Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any aspect of its operations is in actual or probable violation of any Anti-Terrorism Law.

"Sanctioned Country" shall mean a country subject to a sanctions program maintained under any Anti-Terrorism Law.

"Sanctioned Person" shall mean any individual person, group, regime, entity or thing listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person, group, regime, entity or thing, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejection of transactions), under any Anti-Terrorism Law.

(b) No Covered Entity is a Sanctioned Person. No Covered Entity, either in its own right or through any third party, (a) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (b) does business in or with, or derives any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; or (c) engages in any dealings or transactions prohibited by any Anti-Terrorism Law.

(c) No Covered Entity will become a Sanctioned Person. No Covered Entity, either in its own right or through any third party, will (a) have any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (b) do business in or with, or derive any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; (c) engage in any dealings or transactions prohibited by any Anti-Terrorism Law or (d) use any advances with respect to the Loan or income from the Property to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Country or Sanctioned Person in violation of any Anti-

Terrorism Law. The funds used to repay the Loan will not be derived from any unlawful activity. Each Covered Entity shall comply with all Anti-Terrorism Laws. The Buyer shall promptly notify Lender in writing upon the occurrence of a Reportable Compliance Event.

(d) To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each borrower that opens an account. What this means: when a borrower opens an account, Lender's servicer will ask for the business name, business address, taxpayer identifying number and other information that will allow a bank to identify the borrower, such as organizational documents. For some businesses and organizations, the Lender's servicer may also need to ask for identifying information and documentation relating to certain individuals associated with the business or organization.

(e) Buyer will not permit the transfer of any interest in Buyer to any person or entity who is listed on the Lists or whose beneficial owners are listed on the Lists.

(f) Buyer will not knowingly enter into a Lease with any party who is either (A) listed on the Lists or (B) engaged in illegal activities.

(g) Buyer shall immediately notify Lender if it becomes known to Buyer that any member or beneficial owner of Buyer is listed on the Lists or (A) is indicted on, or (B) arraigned and held over on charges involving money laundering or predicate crimes to money laundering.

(h) Buyer shall immediately notify Lender if it becomes known to Buyer that any tenant at the Property is listed on the Lists or (A) is convicted on, (B) pleads nolo contendere to, (C) is indicted on or (D) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering.

25. Further Assurances. The parties hereto agree to do any act or execute any additional documents required by Lender, from time to time, to correct errors in the documenting of the Transfer and Assumption, to effectuate the purposes of this Agreement or to better assure, convey, assign, transfer, perfect or confirm unto Lender the property and rights intended to be given it in the Loan Documents.

26. Liability. If any party hereto consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns forever.

27. Severability. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such term, covenant or condition and the validity or enforceability of the remaining terms, covenants or conditions shall not in any way be affected.

28. Applicable Law; Jurisdiction. This Agreement shall be governed and construed in accordance with the laws of the state in which the Property is located. The parties hereto submit to personal jurisdiction in the state courts located in said state and the federal courts of the United States of America located in said state for the enforcement of any obligations hereunder and waive any and

all personal rights under the law of any other state to object to jurisdiction within such state for the purposes of any action, suit, proceeding or litigation to enforce such obligations.

29. No Restrictions on Performance. The execution and delivery of this Agreement and compliance with the provisions hereof, will not conflict with, or constitute a breach of or a default under any agreement or other instrument to which any party hereto is a party or by which it is bound.

30. Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Agreement (including pronouns) shall include the corresponding masculine, feminine or neuter forms, and the singular form such words shall include the plural and vice versa. The words "included," "includes" and "including" shall each be deemed to be followed by the phrase, "without limitation." The words "herein," "hereby," "hereof," and "hereunder" shall each be deemed to refer to this entire Agreement and not to any particular paragraph, article or section hereof. Notwithstanding the foregoing, if any law is amended so as to broaden the meaning of any term defined in it, such broader meaning shall apply subsequent to the effective date of such amendment. Where a defined term derives its meaning from a statutory reference, any regulatory definition is broader than the statutory reference and any reference or citation to a statute or regulation shall be deemed to include any amendments to that statue or regulation and judicial and administrative interpretations of it.

31. Securities Act of 1933. Neither Seller, Seller Principal, Buyer, Buyer Principal nor any agent acting for any of them has offered the Note or any similar obligation for sale to or solicited any offers to buy the Note or any similar obligation from any person or party other than Lender, and neither Seller, Seller Principal, Buyer, Buyer Principal nor any agent acting for any of them will take any action which would subject the sale of the Note to the provisions of Section 5 of the Securities Act of 1933, as amended.

32. Compliance with ERISA. As of the date of this Agreement, neither Seller, Seller Principal, Buyer nor Buyer Principal maintains any employee benefit plan which requires compliance with ERISA. If at any time Seller, Seller Principal, Buyer or Buyer Principal shall institute any employee benefit plans, they shall at all times comply with the requirements of ERISA.

33. Sole Discretion of Lender. Wherever pursuant to this Agreement, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, Lender's decision to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

34. Headings, Etc. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

35. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

36. Integration, Survival. This Agreement and the Loan Documents embody the entire agreement by and between the parties hereto with respect to the Loan, and any and all prior

correspondence, discussions or negotiations are deemed merged therein. Except as otherwise specifically provided herein, all obligations of any party contained in this Agreement or the Loan Documents shall survive the Closing and Lender hereby preserves all of its rights against all persons or entities and all collateral securing the Loan, including, without limitation, the Property.

37. No Oral Change. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of any party hereto, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

38. Notices. Except as otherwise specified herein, any notice, consent, request or other communication required or permitted hereunder shall be in writing and shall be deemed properly given if delivered in accordance with the notice requirements contained in the Loan Documents using the address for a party hereto set forth at the top of the first page of this Agreement.

39. Form of Agreement. The parties hereto acknowledge that the Lender's servicers authorize numerous agreements of this type on a regular basis for various lenders and that the specific provisions contained in any of such agreements will vary depending on numerous transaction-specific factors, including, without limitation, the parties, the loan documents, the servicers and servicing agreements, and the property and market conditions involved in the transaction. Accordingly, the parties hereto further acknowledge that the specific provisions contained in this Agreement will not necessarily be acceptable to the Lender, or the Lender's servicers (whether acting on behalf of Lender or any other lender), in connection with any other transaction.

40. **WAIVER OF JURY TRIAL. THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THE LOAN OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER'S CONSENT TO THE TRANSFER AND ASSUMPTION.**

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day, month and year first above written.

BUYER:

IREIT JACKSONVILLE RICHLANDS, L.L.C., a Delaware limited liability company

By: Inland Real Estate Income Trust, Inc., a Maryland corporation

By: ______________________
Name: David Z. Lichterman
Title: Vice President, Treasurer & CAO

STATE OF ILLINOIS)
) SS:
COUNTY OF DuPage)

This instrument was acknowledged before me on March 12, 2015, by David Lichterman V.P of INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation, sole member of IREIT JACKSONVILLE RICHLANDS, L.L.C., a Delaware limited liability company.

(Seal)

____
Signature of Notary Public

OFFICIAL SEAL
EUGENE J FILICE
NOTARY PUBLIC - STATE OF ILLINOIS
MY COMMISSION EXPIRES:09/11/17

49499300.6

BUYER PRINCIPAL:

INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation

By: ____________________
Name: David Z. Lichterman
Title: Vice President, Treasurer & CAO

STATE OF ILLINOIS)
) SS:
COUNTY OF DuPage)

This instrument was acknowledged before me on March 12, 2015, by David Lichterman V.P. of INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation.

(Seal)

____
Signature of Notary Public

OFFICIAL SEAL
EUGENE J FILICE
NOTARY PUBLIC - STATE OF ILLINOIS
MY COMMISSION EXPIRES:09/11/17

SELLER:

KRG JACKSONVILLE RICHLANDS, LLC,
a Delaware limited liability company

By: ______________________________
Name: Daniel R. Sink
Title: Executive Vice President and Chief Financial Officer

STATE OF INDIANA)
) SS:
COUNTY OF MARION)

Before me, a Notary Public in and for said County and State, personally appeared Daniel R. Sink, the Executive Vice President and Chief Financial Officer of KRG JACKSONVILLE RICHLANDS, LLC, a Delaware limited liability company, who acknowledged the execution of the foregoing instrument on behalf of said limited liability company.

Witness my hand and Notarial Seal this 11 day of March, 2015.

SUSAN L. NEWMAN
Notary Public
SEAL
State of Indiana
My Commission Expires September 23, 2021

____
Signature

Susan L. Newman
Printed Name Notary Public

My Commission Expires:

23 September 2021

County of Residence:

Johnson

49499300.5

SELLER PRINCIPAL:

KITE REALTY GROUP TRUST,
a Maryland real estate investment trust

By: ______________________________
Name: Daniel R. Sink
Title: Executive Vice President and Chief Financial Officer

STATE OF INDIANA)
) SS:
COUNTY OF MARION)

Before me, a Notary Public in and for said County and State, personally appeared Daniel R. Sink, the Executive Vice President and Chief Financial Officer of KITE REALTY GROUP TRUST, a Maryland real estate investment trust, who acknowledged the execution of the foregoing instrument on behalf of said real estate investment trust.

Witness my hand and Notarial Seal this 11 day of March, 2015.

SUSAN L. NEWMAN
Notary Public
SEAL
State of Indiana
My Commission Expires September 23, 2021

____
Signature

Susan L. Newman
Printed Name Notary Public

My Commission Expires:

23 September 2021

County of Residence:

Johnson

49499300.5

KITE REALTY GROUP, L.P.,
a Delaware limited partnership

By: Kite Realty Group Trust, a Maryland real estate investment trust, general partner

By: ______________________
Name: Daniel R. Sink
Title: Executive Vice President and Chief Financial Officer

STATE OF INDIANA)
) SS:
COUNTY OF MARION)

Before me, a Notary Public in and for said County and State, personally appeared Daniel R. Sink, the Executive Vice President and Chief Financial Officer of Kite Realty Group Trust, a Maryland real estate investment trust, general partner of KITE REALTY GROUP, L.P., a Delaware limited partnership, who acknowledged the execution of the foregoing instrument on behalf of said real estate investment trust and limited partnership.

Witness my hand and Notarial Seal this 11 day of March, 2015.

SUSAN L. NEWMAN
Notary Public
SEAL
State of Indiana
My Commission Expires September 23, 2021

____
Signature

Susan L. Newman
Printed Name Notary Public

My Commission Expires: 23 September 2021

County of Residence: Johnson

49499300.5

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2011-C5, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-C5

By: Midland Loan Services, a division of PNC Bank, National Association, Its Attorney-in-Fact

By: [signature]
Gregory L. McFarland,
Senior Vice President

STATE OF KANSAS)
) ss.
COUNTY OF JOHNSON)

This instrument was acknowledged before me on March 13th, 2015, by Gregory L. McFarland, as Senior Vice President of Midland Loan Services, a division of PNC Bank, National Association, the Master Servicer and Attorney-in-Fact for WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2011-C5, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-C5.

[signature]
Print Name: Nancy C. Hilton
Notary Public in and for said
County and State Johnson, Kansas

My Appointment Expires:
12/4/2017

NOTARY PUBLIC - State of Kansas
NANCY C. HILTON
My Appt. Expires 12/4/2017

49499300.5

EXHIBIT A

Legal Description

EXHIBIT A

Legal Description

LEGAL DESCRIPTION - TRACT ONE

LYING IN JACKSONVILLE TOWNSHIP, ONSLOW COUNTY, NORTH CAROLINA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN EXISTING MAGNAIL; SAID MAGNAIL BEING LOCATED S 57°16'04" E 761.92 FEET FROM NORTH CAROLINA GEODECTIC SURVEY MARKER "RITA 1985" (SAID MARKER HAVING NAD 83/1986 GRID COORDINATES, N=369,539.0870 FEET, E= 2,457,655.2618 FEET); SAID MARKER "RITA 1985" BEING FURTHER LOCATED S 57°04'56" E 3,560.2931 FEET FROM NORTH CAROLINA GEODECTIC SURVEY MARKER "HINSON 1985" (SAID MARKER HAVING NAD 83/1986 COORDINATES N=371,473.8765 FEET, E=2,454,666.5703 FEET) (SAID MARKERS HAVING A COMBINED FACTOR OF 0.99991027).

THENCE FROM SAID POINT OF BEGINNING SO LOCATED RUNNING N 56°16'23" E 21.00 FEET TO AN EXISTING MAGNAIL; THENCE N 33°43'37" W 70.21 FEET TO AN EXISTING MAGNAIL; THENCE N 46°18'16" E 32.26 FEET TO A POINT; THENCE CONTINUING N 46°18'16" E 20.08 FEET TO A POINT; THENCE CONTINUING N 46°18'16" E 127.88 FEET TO AN EXISTING MAGNAIL; THENCE N 20°17'44" E 28.96 FEET TO AN EXISTING MAGNAIL; THENCE N 69°42'16" W 18.25 FEET TO AN EXISTING MAGNAIL; THENCE N 20°17'44" E 46.50 FEET TO AN EXISTING IRON STAKE IN THE RIGHT-OF-WAY LINE OF US HWY 258/NC HWY 24; THENCE WITH SAID RIGHT-OF-WAY LINE S 69°42'16" E 15.05 FEET TO AN EXISTING IRON PIPE; THENCE CONTINUING WITH SAID RIGHT-OF-WAY LINE S 65°53'55" E 87.85 FEET TO AN EXISTING IRON PIPE; THENCE CONTINUING WITH SAID RIGHT-OF-WAY LINE S 65°53'55" E 143.06 FEET TO AN EXISTING RIGHT-OF-WAY MONUMENT; THENCE S 20°41'14" E 84.39 FEET TO AN EXISTING RIGHT-OF-WAY MONUMENT;SAID RIGHT-OF-WAY MONUMENT BEING LOCATED IN THE RIGHT-OF-WAY LINE OF NC HWY 53; THENCE WITH SAID RIGHR-OF-WAY LINE S 46°18'16" W 85.52 FEET TO AN EXISTING IRON PIPE; THENCE S 46°18'16" W 184.81 FEET TO A POINT; THENCE S 46°18'16" W 20.07 FEET TO A POINT; THENCE S 46°18'16" W 65.90 FEET TO AN EXISTING IRON PIPE; THENCE LEAVING SAID RIGHT-OF-WAY LINE AND RUNNING N 43°41'44" W 61.74 FEET TO AN EXISTING MAGNAIL; THENCE N 33°43'37" W 53.21 FEET TO AN EXISTING MAGNAIL; THENCE N 33°43'37" W 37.12 FEET TO A POINT; THENCE N 33°43'37" W 15.03 FEET TO A POINT; THENCE N 33°43'37" W 24.85 FEET THE POINT AND PLACE OF BEGINNING;

CONTAINING 2.047 ACRES MORE OR LESS EXCLUDING ROAD RIGHT-OF-WAY, AND BEING TRACT 1 DEPICTED ON THE MAP ENTITLED "RECOMBINATION MAP FOR RECORD SURVEY FOR WALGREEN CO." DATED JANUARY 2, 2009, RECORDED IN BOOK 57, PAGE 109, SL M-943, IN THE ONSLOW COUNTY, NC, REGISTER OF DEEDS OFFICE.

LEGAL DESCRIPTION - TRACT TWO

LYING IN JACKSONVILLE TOWNSHIP, ONSLOW COUNTY, NORTH CAROLINA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN EXISTING IRON PIPE; SAID EXISTING IRON PIPE BEING LOCATED S 50°42'36" E 322.45 FEET FROM NORTH CAROLINA GEODECTIC SURVEY MARKER "RITA 1985" (SAID MARKER HAVING NAD 83/1986 GRID COORDINATES, N=369,539.0870 FEET, E= 2,457,655.2618 FEET); SAID MARKER "RITA 1985" BEING FURTHER LOCATED S 57°04'56" E 3,560.2931 FEET FROM NORTH CAROLINA GEODECTIC SURVEY MARKER "HINSON 1985" (SAID MARKER HAVING NAD 83/1986 COORDINATES N=371,473.8765 FEET, E=2,454,666.5703 FEET) (SAID MARKERS HAVING A COMBINED FACTOR OF 0.99991027).

THENCE FROM SAID POINT OF BEGINNING SO LOCATED RUNNING N 79°02'09" E 86.84 FEET TO AN EXISTING PK NAIL; THENCE N 73°06'36" E 44.67 FEET TO A POINT; THENCE N 56°19'59" E 75.06 FEET TO A POINT; THENCE N 33°43'47" W 99.54 FEET TO AN EXISTING IRON STAKE; SAID STAKE BEING LOCATED ON THE RIGHT-OF-WAY LINE OF US HWY 258/NC HWY 24; THENCE RUNNING WITH AND ALONG SAID RIGHT-OF-WAY LINE S 88°23'45" E 40.98 FEET TO AN EXISTING MAGNAIL; THENCE CONTINUING ALONG SAID RIGHT-OF-WAY LINE S 78°50'19" E 50.92 FEET TO A POINT; THENCE S 78°50'19" E 18.61 FEET TO A POINT; THENCE S 78°50'19" E 133.96 FEET TO AN EXISTING MAGNAIL; THENCE S 69°42'16" E 87.98 FEET TO AN EXISTING MAGNAIL; THENCE S 69°42'16" E 53.72 FEET TO AN EXISTING IRON STAKE; THENCE LEAVING SAID RIGHT-OF-WAY LINE AND RUNNING S 20°17'44" W 15.00 FEET TO AN EXISTING IRON STAKE; THENCE S 20°17'44" W 31.50 FEET TO AN EXISTING MAGNAIL; THENCE S 69°42'16" E 18.25 FEET TO AN EXISTING MAGNAIL; THENCE S 20°17'44" W 28.96 FEET TO AN EXISTING MAGNAIL; THENCE S 46°18'16" W 127.88 FEET TO A POINT; THENCE S 46°18'16" W 20.08 FEET TO A POINT; THENCE S 46°18'16" W 32.26 FEET TO AN EXISTING MAGNAIL; THENCE S 33°43'37" E 70.21 FEET; THENCE S 56°16'23" W 21.00 TO AN EXISTING MAGNAIL; THENCE S 33°43'37" E 24.85 TO A POINT; THENCE S 33°43'37" E 15.03 FEET TO A POINT; THENCE S 33°43'37" E 37.12 FEET TO AN EXISTING MAGNAIL; THENCE S 56°16'23" W 205.83 FEET TO AN EXISTING IRON STAKE; THENCE N 34°13'38" W 116.09 FEET TO AN EXISTING IRON STAKE; THENCE N 55°46'22" E 48.00 FEET TO AN EXISTING IRON STAKE; THENCE N 34°13'38" W 286.86 FEET TO AN EXISTING IRON STAKE; THENCE S 75°59'17" W 51.15 FEET TO AN EXISTING IRON STAKE; THENCE N 34°13'38" W 45.96 FEET THE POINT AND PLACE OF BEGINNING;

CONTAINING 3.033 ACRES MORE OR LESS EXCLUDING ROAD RIGHT-OF-WAY, AND BEING TRACT 2 DEPICTED ON THE MAP ENTITLED "RECOMBINATION MAP FOR RECORD SURVEY FOR WALGREEN CO." DATED JANUARY 2, 2009, RECORDED IN BOOK 57, PAGE 109, SL M-943, IN THE ONSLOW COUNTY, NC, REGISTER OF DEEDS OFFICE.

LEGAL DESCRIPTION - TRACT THREE

LYING IN JACKSONVILLE TOWNSHIP, ONSLOW COUNTY, NORTH CAROLINA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN EXISTING IRON STAKE; SAID EXISTING IRON STAKE BEING LOCATED S 40°57'07" E 781.16 FEET FROM NORTH CAROLINA GEODECTIC SURVEY MARKER "RITA 1985" (SAID MARKER HAVING NAD 83/1986 GRID COORDINATES, N=369,539.0870 FEET, E= 2,457,655.2618 FEET); SAID MARKER "RITA 1985" BEING FURTHER LOCATED S 57°04'56" E 3,560.2931 FEET FROM NORTH CAROLINA GEODECTIC SURVEY MARKER "HINSON 1985" (SAID MARKER HAVING NAD 83/1986 COORDINATES N=371,473.8765 FEET, E=2,454,666.5703 FEET) (SAID MARKERS HAVING A COMBINED FACTOR OF 0.99991027).

THENCE FROM SAID POINT OF BEGINNING SO LOCATED RUNNING N 56°16'23" E 205.83 FEET TO AN EXISTING MAGNAIL; THENCE S 33°43'37" E 53.21 FEET TO AN EXISTING MAGNAIL; THENCE S 43°41'44" E 61.74 FEET TO AN EXISTING IRON STAKE; SAID EXISTING IRON STAKE BEING LOCATED ON THE RIGHT-OF-WAY LINE OF NC HWY 53; THENCE RUNNING WITH SAID RIGHT-OF-WAY LINE S 46°18'16" W 184.98 FEET TO AN EXISTING MAGNAIL; THENCE N 88°39'46" W 40.61 FEET TO AN EXISTING MAGNAIL; SAID MAGNAIL BEING LOCATED ON THE RIGHT-OF-WAY LINE OF NCSR 1135; THENCE RUNNING WITH SAID RIGHT-OF-WAY LINE N 34°13'38" W 122.71 FEET TO THE POINT AND PLACE OF BEGINNING; CONTAINING 0.627 ACRES MORE OR LESS EXCLUDING ROAD RIGHT-OF-WAY, AND BEING TRACT 3 DEPICTED ON THE MAP ENTITLED "RECOMBINATION MAP FOR RECORD SURVEY FOR WALGREEN CO." DATED JANUARY 2, 2009, RECORDED IN BOOK 57, PAGE 109, SL M-943, IN THE ONSLOW COUNTY, NC, REGISTER OF DEEDS OFFICE.

LEGAL DESCRIPTION - TRACT FOUR

LYING IN JACKSONVILLE TOWNSHIP, ONSLOW COUNTY, NORTH CAROLINA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN EXISTING IRON STAKE; SAID EXISTING IRON STAKE BEING LOCATED S 48°40'21" E 366.75 FEET FROM NORTH CAROLINA GEODECTIC SURVEY MARKER "RITA 1985" (SAID MARKER HAVING NAD 83/1986 GRID COORDINATES, N=369,539.0870 FEET, E= 2,457,655.2618 FEET); SAID MARKER "RITA 1985" BEING FURTHER LOCATED S 57°04'56" E 3,560.2931 FEET FROM NORTH CAROLINA GEODECTIC SURVEY MARKER "HINSON 1985" (SAID MARKER HAVING NAD 83/1986 COORDINATES N=371,473.8765 FEET, E=2,454,666.5703 FEET) (SAID MARKERS HAVING A COMBINED FACTOR OF 0.99991027).

THENCE FROM SAID POINT OF BEGINNING SO LOCATED RUNNING N 75°59'15" E 51.15 FEET TO AN EXISTING IRON STAKE; THENCE S 34°13'38" E 286.86 FEET TO AN EXISTING IRON STAKE; THENCE S 55°46'22" W 48.00 FEET TO AN EXISTING IRON

STAKE; SAID EXISTING IRON STAKE BEING LOCATED ON THE RIGHT-OF-WAY LINE OF NCSR 1135; THENCE RUNNING WITH SAID RIGHT-OF-WAY LINE N 34°13'38" W 304.54 FEET TO THE POINT AND PLACE OF BEGINNING;

CONTAINING 0.325 ACRES MORE OR LESS EXCLUDING ROAD RIGHT-OF-WAY, AND BEING TRACT 4 DEPICTED ON THE MAP ENTITLED "RECOMBINATION MAP FOR RECORD SURVEY FOR WALGREEN CO." DATED JANUARY 2, 2009, RECORDED IN BOOK 57, PAGE 109, SL M-943, IN THE ONSLOW COUNTY, NC, REGISTER OF DEEDS OFFICE.

TRACT FIVE (EASEMENTS)

TOGETHER WITH THOSE NON-EXCLUSIVE APPURTENANT EASEMENTS NO. 1, NO. 2, NO.3, NO. AND NO. 4 AS SHOWN IN EXHIBIT A OF THAT DEED DATED 12/23/85 AND RECORDED IN DEED BOOK 762, PAGE 601, ONSLOW COUNTY REGISTRY.

REPLACEMENT SCHEDULE III

(ORGANIZATIONAL CHART OF BORROWER)

WESTPARK PLAZA (WALGREENS)
JACKSONVILLE, NORTH CAROLINA

ORGANIZATIONAL CHART


IREIT Jacksonville Richlands, L.L.C.
a Delaware limited liability company
100%
Inland Real Estate Income Trust, Inc.
a Maryland corporation, its sole member

REPLACEMENT SCHEDULE IV

(FORM OF CASH MANAGEMENT AGREEMENT)

CASH MANAGEMENT AGREEMENT

This CASH MANAGEMENT AGREEMENT (this "**Agreement**") is entered into as of ____________, by and among IREIT JACKSONVILLE RICHLANDS, L.L.C., a Delaware limited liability company ("**Borrower**"), INLAND NATIONAL REAL ESTATE SERVICES, LLC, a Delaware limited liability company ("**Property Manager**"), PNC BANK, National Association, a national banking association (together with its successors and assigns, "**Deposit Bank**") and **WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2011-C5, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-C5** (together with its successors and assigns, "**Lender**").

RECITALS:

A. Lender is the owner and holder of a loan in the original principal amount of FOUR MILLION SIX HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($4,650,000.00) (the "**Loan**") made by JPMorgan Chase Bank, National Association, a banking association chartered under the laws of the United States of America ("**Original Lender**"), to KRG Jacksonville Richlands, LLC, f/k/a/ Inland Diversified Jacksonville Richlands, L.L.C., a Delaware limited liability company ("**Original Borrower**"), pursuant to that certain Loan Agreement (as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the "**Loan Agreement**") dated June 13, 2011, between Original Borrower and Original Lender, which is secured by, among other things, that certain property located in Rockdale County, Georgia and more commonly known as the Heritage Square Shopping Center, as more particularly described on Exhibit A (the "**Property**") to that certain Deed of Trust, Assignment of Leases and Rents and Security Agreement, dated June 13, 2011 (the "**Mortgage**"), made by Original Borrower for the benefit of Original Lender. Capitalized terms used herein and not otherwise defined, shall have the meaning given to them in the Loan Agreement.

B. Borrower is the owner of the Property and the current obligor with respect to the Loan, and Borrower and Manager have entered into that certain Management Agreement with respect to the Property, pursuant to which Manager has agreed to manage the Property.

C. Pursuant to the Loan Agreement and the Mortgage, Borrower has granted to Lender a security interest in all of Borrower's right, title and interest in, to and under the Rents (as hereinafter defined) and has assigned and conveyed to Lender all of Borrower's right, title and interest in, to and under the Rents due and to become due to Borrower.

D. A Cash Sweep Event (as defined in the Loan Agreement) has occurred, and pursuant to the Loan Agreement, Borrower is required to execute and deliver this Agreement.

NOW THEREFORE, in consideration of the mutual premises contained herein and for other good and valuable consideration the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
Other Defined Terms

Section 1.1. (a) As used herein the following capitalized terms shall have the respective meanings set forth below:

"**Approved Annual Budget**" shall have the meaning set forth in the Loan Agreement.

"**Business Day**" shall mean any day other than a Saturday, Sunday or any other day on which any of the following institutions is not open for business: (i) banks and savings and loan institutions in New York, New York, (ii) the trustee under a Securitization (or, if no Securitization has occurred, Lender), (iii) any Servicer, (iv) the financial institution that maintains any collection account for or on behalf of any Servicer or any Reserve Funds, (v) the New York Stock Exchange or (vi) the Federal Reserve Bank of New York.

"**Cash Management Account**" shall have the meaning set forth in Section 2.1 hereof.

"**Cash Sweep Event**" shall have the meaning set forth in the Loan Agreement.

"**Cash Sweep Event Cure**" shall have the meaning set forth in the Loan Agreement.

"**Cash Sweep Period**" shall have the meaning set forth in the Loan Agreement.

"**Collateral**" shall mean the Cash Management Account and any and all proceeds and products thereof.

"**Debt Service Subaccount**" shall have the meaning set forth in Section 2.3(c) hereof.

"**Deposit Bank**" shall mean PNC BANK, National Association, a national banking association, together with their successors and assigns.

"**Deposit Bank Subaccount**" shall have the meaning set forth in Section 2.3(b) hereof.

"**Eligible Account**" shall mean either an account or accounts maintained with an Eligible Bank. Eligible Accounts may bear interest.

"**Eligible Bank**" shall mean a bank that (i) satisfies the Rating Criteria and (ii) insures deposits held by such bank through the Federal Deposit Insurance Corporation.

"**Event of Default**" shall have the meaning set forth in the Loan Agreement.

"**Excess Cash Flow**" shall have the meaning set forth in Section 3.1(vii) hereof.

"**Excess Cash Flow Subaccount**" shall have the meaning set forth in Section 2.3(f) hereof.

"**Extraordinary Expense Subaccount**" shall have the meaning set forth in Section 2.3(e) hereof.

"**Extraordinary Expenses**" shall mean an extraordinary operating expense or capital expense not set forth in the Approved Annual budget which Borrower must incur that is approved by Lender in its sole discretion.

"**Interest Period**" shall mean (a) initially, the period commencing on and including the date hereof and ending on and including the final day of the calendar month following the date hereof, and (b) thereafter, for any specified Payment Date including the Maturity Date, the period commencing on and including the first (1st) day of the calendar month prior to the calendar month in which such Payment Date occurs and ending on and including the final day of the calendar month in which such Payment Date occurs. The Interest Period shall be subject to adjustment as provided in the Loan Agreement.

"**Loan Satisfaction Event**" shall mean the satisfaction in full of the Obligations.

"**Maturity Date**" shall mean the Payment Date in July, 2021, or such other date on which the final payment of principal of the Note becomes due and payable as therein or herein provided, whether at such stated maturity date, by declaration of acceleration, or otherwise.

"**Obligations**" shall mean any and all debt, liabilities and obligations of Borrower to Lender pursuant to or in connection with the Loan, whether now or hereafter existing, including without limiting the generality of the foregoing, the indebtedness evidenced by the Note, all interest accruing thereon, and any and all debt, liabilities and obligations of Borrower under the Loan Documents.

"**Operating Expenses**" shall have the meaning set forth in the Loan Agreement.

"**Operating Expense Subaccount**" shall have the meaning set forth in Section 2.3(d) hereof.

"**Payment Date**" shall have the meaning set forth in the Loan Agreement.

"**Person**" shall mean any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any Governmental Authority, and any fiduciary acting in such capacity on behalf of any of the foregoing.

"**Rating Criteria**" shall mean with respect to any Person, the short-term unsecured debt obligations or commercial paper of which are rated at least A-1 by Standard & Poor's Ratings Group ("**S&P**"), P-1 by Moody's Investor Services, Inc. ("**Moody's**"), and F-1+ by Fitch, Inc. ("**Fitch**") in the case of accounts in which funds are held for thirty (30) days or less

(or, in the case of accounts in which funds are held for more than thirty (30) days, the long-term unsecured debt obligations of which are rated at least A by Fitch and S&P and A2 by Moody's). "**Reserve Account**" shall mean any reserve, escrow or subaccount thereof so described in the Loan Documents or this Agreement.

"**Rents**" shall have the meaning set forth in the Loan Agreement.

"**Subaccounts**" shall have the meaning set forth in Section 2.3 hereof.

"**Tax and Insurance Subaccounts**" shall have the meaning set forth in Section 2.3(a) hereof.

(b) The meanings given to capitalized terms defined herein shall be equally applicable in both singular and plural forms of such terms.

ARTICLE II
Establishment of the Cash Management Account.

Section 2.1. On the date hereof, Lender shall establish and will maintain while the Loan is outstanding a Cash Management Account (which shall be an Eligible Account or may be a book-entry subaccount of an Eligible Account) at Deposit Bank (the "**Cash Management Account**") which shall be entitled "IREIT Jacksonville Richlands, L.L.C., as pledgor, for the benefit of Wells Fargo Bank, National Association, as trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Trust 2011-C5, Commercial Mortgage Pass-Through Certificates, Series 2011-C5, as Lender and secured party – Cash Management Account." Lender shall have the right to entitle the Cash Management Account with such other designation as Lender may select in its reasonable discretion, and in accordance with the provisions of the Loan Agreement applicable thereto to reflect any assignment or transfer. Deposit Bank shall retain all Excess Funds (as defined in the Loan Agreement) held in the Cash Management Account pursuant to this Cash Management Agreement, after the occurrence of a Cash Sweep Event until the occurrence of a Cash Sweep Event Cure.

Section 2.2. The Cash Management Account shall be an interest bearing account. The interest rate with respect to funds held in the Cash Management Account shall be the rate for such deposits as is customarily paid by Deposit Bank but may not be the highest rate of interest offered by Deposit Bank for deposits. All such interest income remaining in the Cash Management Account shall be for the benefit of Lender and credited to the Cash Management Account. The Cash Management Account # ________________ shall be assigned the federal tax identification number of a Borrower, which number is [____________]. Borrower shall provide Lender or Deposit Bank, at any time upon request of Lender, with a Form W-8 or W-9 to evidence Borrower is not subject to any back-up withholding under the United States Internal Revenue Code. Prior to application in accordance with the terms hereof, all amounts in the Cash Management Account shall remain an asset of Borrower, subject to the lien and security interest granted Lender hereunder, and subject to all of the terms and conditions of this Agreement and the other Loan Documents.

Section 2.3. The following subaccounts (collectively, the "**Subaccounts**") of the Cash Management Account shall be maintained on a ledger-entry basis:

(a) A Subaccount into which amounts are to be deposited with Lender pursuant to Section 7.2 of the Loan Agreement (the "**Tax and Insurance Escrow Subaccount**");

(b) A Subaccount into which amounts are to be deposited with Lender pursuant to Section 3.1(ii) hereof (the "**Deposit Bank Subaccount**");

(c) A Subaccount into which debt service payments required pursuant to Section 2.3 of the Loan Agreement are to be deposited with Lender (the "**Debt Service Subaccount**");

(d) A Subaccount into which amounts are to be deposited with Lender pursuant to Section 3.1(v) hereof (the "**Operating Expense Subaccount**");

(e) A Subaccount into which amounts are to be deposited with Lender pursuant to Section 3.1(vi) hereof (the "**Extraordinary Expense Subaccount**");

(f) A Subaccount into which all Excess Cash Flow is to be deposited in accordance with Section 7.5.1 of the Loan Agreement (the "**Excess Cash Flow Subaccount**").

Amounts allocated to the Subaccounts shall be disbursed in accordance with the terms of this Agreement and the Loan Agreement.

Section 2.4. In order to further secure the performance by Borrower of the Obligations, Borrower and Manager each hereby (i) requests that the Cash Management Account be established on its behalf at Deposit Bank in the name set forth above and (ii) acknowledges that (A) the Cash Management Account will be subject to the sole dominion, control and discretion of Lender, subject to the terms, covenants and conditions of this Agreement and the Loan Agreement, (B) Lender shall have the sole right to make withdrawals or transfers of funds from the Cash Management Account, and (C) neither Borrower, Manager, nor any other Person claiming on behalf of or through Borrower or Manager shall have any right or authority, whether express or implied, to make use of, or withdraw any funds, investments or other properties from, the Cash Management Account, or to give any instructions with respect to the Cash Management Account.

Section 2.5. Notwithstanding anything to the contrary in this Agreement or the other Loan Documents, following the occurrence and during the continuance of any Event of Default, Borrower hereby agrees and acknowledges all funds deposited in the Cash Management Account may be administered and applied by Lender in such order and priority as Lender may determine, in its sole and absolute discretion. Borrower, Lender and Deposit Bank agree that the Deposit Bank will comply with instructions originated by the Lender directing disposition of funds in the Cash Management Account without further consent of the Borrower.

ARTICLE III
Allocation and Disbursement of Funds in the Cash Management Account.

Section 3.1. Provided no Event of Default shall have occurred and be continuing, commencing on the first Business Day following the date hereof and on each Business Day thereafter during a Cash Sweep Period, Lender or its Servicer shall apply all funds on deposit in the Cash Management Account to the following Subaccounts in the following amounts and order of priority as per Lender's or its designee's written instructions:

(i) First, the funds, if any sufficient to pay the monthly deposit to the Tax and Insurance Escrow Subaccount if such a deposit is then required pursuant to the terms and provisions of Section 7.2 of the Loan Agreement, which amounts shall be deposited in the Tax and Insurance Escrow Subaccount and held and disbursed to satisfy the obligations of the Borrower under Section 7.2 of the Loan Agreement;

(ii) Second, funds sufficient to pay the fees and expenses of Deposit Bank then due and payable pursuant to this Agreement, which amount shall be deposited into the Deposit Bank Subaccount, and held and disbursed to satisfy the obligations of Borrower to Deposit Bank under this Agreement;

(iii) Third, funds sufficient to pay the next Monthly Debt Service Payment Amount, which amount shall be deposited into the Debt Service Subaccount, and held and applied to satisfy the obligations of Borrower under Section 2.3 of the Loan Agreement;

(iv) Fourth, funds sufficient to pay any interest accruing at the Default Rate (less amounts already paid pursuant to clause (iii) above, late payment charges and any other amounts due under the Loan Documents, if any, which amounts shall be deposited into the Debt Service Subaccount, and held and applied to satisfy such obligations;

(v) Fifth, payments for monthly Operating Expenses for the applicable period in accordance with the related Approved Annual Budget shall be deposited into the Operating Expense Subaccount, to be held and disbursed in accordance with the Loan Agreement;

(vi) Sixth, payments for Extraordinary Expenses for the applicable period approved by Lender, if any, shall be deposited into the Extraordinary Expense Subaccount, to be held and disbursed in accordance with the Loan Agreement; and

(vii) Lastly, all amounts then remaining after payment of items (i) through (vi) (the "**Excess Cash Flow**"), shall be deposited into the Excess Cash Flow Subaccount, to be held and applied in accordance with Section 7.5 of the Loan Agreement. Notwithstanding the foregoing, during a Cash Sweep Period caused solely by a DSCR Cash Sweep Trigger Event, a Tenant BK Trigger, or a Tenant Go Dark Trigger, provided no Event of Default shall then exist, upon Borrower's request Lender shall disburse funds on deposit in the Excess Cash Flow Subaccount to Borrower to reimburse Borrower for the costs of approved Operating Expenses. Amounts on deposit in the Excess Cash Flow

Reserve Account which are not disbursed to Borrower pursuant to the immediately preceding sentence shall be held by Lender as additional collateral for the Loan.

Provided no Event of Default shall have occurred and be continuing, upon the occurrence of a Cash Sweep Event Cure, all funds held by Lender in the Cash Management Account, including any subaccounts thereof, shall be disbursed to an operating account of Borrower designated by Borrower.

Section 3.2. The insufficiency of funds on deposit in the Cash Management Account shall not relieve Borrower of the obligation to make any payments, as and when due pursuant to the Loan Agreement and the other Loan Documents, and such obligations shall be separate and independent, and not conditioned on any event or circumstance whatsoever.

Section 3.3. Notwithstanding Section 3.1 above, following the occurrence of an Event of Default and during the continuance thereof, all funds on deposit in the Cash Management Account may be applied by Lender in such order and priority as Lender shall determine in its sole discretion until the Debt has been paid in full.

Section 3.4. Borrower hereby agrees to reasonably cooperate with Lender with respect to any requested modifications to this Agreement for the purpose of establishing additional sub-accounts in connection with any payments otherwise required under the Loan Agreement and the other Loan Documents, so long as such cooperation does not impose any material costs upon Borrower or require Borrower to undertake any material additional liability.

ARTICLE IV
Fees.

Section 4.1. Borrower agrees to pay the fees of Deposit Bank in accordance with the customary fees charged by Deposit Bank for the services described herein, as such fees are established from time to time.

Section 4.2. Upon the request of Borrower, Deposit Bank shall include its fees in an account analysis statement.

ARTICLE V
Termination.

Section 5.1. Lender may replace Deposit Bank from time to time with a new Deposit Bank upon five (5) days' prior written notice to Borrower and Deposit Bank. Borrower and Manager hereby agree to take all reasonable action necessary to facilitate the transfer of the respective obligations, duties and rights of Deposit Bank to the successor thereof selected by Lender in its sole and absolute discretion.

Section 5.2. Deposit Bank may resign from its obligations under this Agreement at any time after thirty (30) days' prior written notice to the other parties hereto, but in no event shall Deposit Bank be released of its obligations hereunder unless and until (i) a bank has been designated as a successor to Deposit Bank and assumed the obligations of Deposit Bank hereunder or (ii) a Loan Satisfaction Event shall have occurred. Lender shall designate a

successor to Deposit Bank in its sole and absolute discretion promptly after receipt of notice of resignation by Deposit Bank. Borrower, Manager and Lender shall take all reasonable actions necessary to cause such designated successor promptly to assume the obligations of Deposit Bank hereunder. Notwithstanding anything to the contrary contained in the foregoing, Deposit Bank may resign from this Agreement immediately upon written notice to Lender and Borrower in the event of suspected fraud or other illegal activity in connection with the Cash Management Account or this Agreement.

Section 5.3. Except following the effective date of Deposit Bank's resignation or the early replacement of Deposit Bank as set forth in Sections 5.1 and 5.2 above, Deposit Bank shall not cause or permit the Cash Management Account to be closed unless it has received the prior written consent of Lender.

Section 5.4. This Agreement shall terminate upon the occurrence of a Loan Satisfaction Event and Deposit Bank shall return to Borrower all monies then held in the Cash Management Account.

ARTICLE VI
Matters Concerning Borrower and Manager.

Section 6.1. Borrower hereby pledges, transfers and assigns to Lender, and grants to Lender, as additional security for the payment and performance of the Obligations, a continuing perfected first priority security interest in and to, and a first lien upon, (i) the Cash Management Account and all of Borrower's right, title and interest in and to all cash, property or rights transferred to or deposited therein from time to time, (ii) all earnings, investments and securities held in the Cash Management Account in accordance with this Agreement and (iii) any and all proceeds of the foregoing. This Agreement and the pledge, assignment and grant of security interest made hereby shall secure payment of all amounts payable by Borrower to Lender under the Loan Documents. Borrower acknowledges that Deposit Bank is acting as the agent of, and at the direction of, Lender in connection with the subject matter of this Agreement. Borrower further agrees to execute, acknowledge, deliver, file or do at its sole cost and expense, all other acts, assignments, notices, agreements or other instruments as Lender may reasonably require in order to effectuate, assure, convey, secure, assign, transfer and convey unto Lender any of the rights granted by this Agreement and to more fully perfect and protect any lien or security interest granted hereby.

Section 6.2. In their sole discretion, Borrower or Manager may, from time to time deposit amounts into the Cash Management Account in respect of any Subaccount from sources of Borrower or Manager (to the extent such sources of the Manager are received by the Manager in its capacity as manager, on behalf of, and as agent of the Borrower) other than those received by Deposit Bank with respect to the then-current Interest Period; *provided, however*, that if Borrower or Manager deposits such amounts, the amounts deposited shall be subject to all of the terms hereof as if not separately deposited by Borrower or Manager, and may not be withdrawn except as otherwise provided for in this Agreement or the Loan Agreement. Nothing contained herein shall impair or otherwise limit Borrower's obligations to timely make the payments (including, without limitation, interest and principal) required by the Note, the Loan Agreement and the other Loan Documents, it being understood that such payments shall be so

timely made in accordance with the Loan Documents regardless of the amounts on deposit in the Cash Management Account.

Section 6.3. Notwithstanding anything to contrary in this Agreement, from and after the date hereof:

(a) Borrower or Manager shall instruct all persons that maintain open accounts with Borrower or Manager or with whom Borrower or Manager does business on an "accounts receivable" basis with respect to the Property to deliver all payments due under such accounts directly to the Cash Management Account in the form of checks, cash, drafts, money orders, wire, ACH or any other type of payment whatsoever. Neither Borrower nor Manager shall direct any such Person to make payments due under such accounts in any other manner.

(b) Borrower or Manager shall immediately deliver at their own expense, by certified mail, return receipt requested (or such other method consented to by Lender in writing, in its reasonable discretion), to each tenant of the Property (collectively, the "**Tenants**") under each lease with respect to the Property (whether such lease is presently effective or executed after the date hereof), an irrevocable written notice, in a form substantially similar to **Exhibit A** attached hereto (the "**Payment Direction Letter**"), directing the Tenants to promptly send directly to the Cash Management Account all payments when due, whether in the form of checks, cash, drafts, money orders, wire, ACH or any other type of payment whatsoever, of rent or any other item payable to Borrower as landlord under such leases.

(c) Upon request of Lender, Borrower or Manager shall deliver to Lender such evidence as Lender may reasonably request to evidence that Borrower and Manager are complying with the provisions of this Section 6. Without the prior written consent of Lender, neither Borrower nor Manager shall (i) terminate, amend, revoke or modify any Payment Direction Letter in any manner, or (ii) direct or cause any Tenant to pay any amount in any manner other than as provided specifically in the related Payment Direction Letter.

ARTICLE VII
Certain Matters Regarding Lender.

Section 7.1. The parties agree that Deposit Bank shall pay over to Lender all amounts deposited in any account maintained hereunder on demand, without notice to Borrower or Manager. Notwithstanding the foregoing, Borrower shall not be deemed to have waived any rights Borrower may have against Lender if it is determined that Lender acted improperly.

Section 7.2. Lender may exercise in respect of the Collateral all rights and remedies available to Lender hereunder or under the other Loan Documents or otherwise available at law or in equity. Without limiting the generality of the foregoing or the provisions of Section 7.1 above, upon the occurrence and during the continuance of an Event of Default, Borrower acknowledges and agrees that it will have no further right to request or otherwise require Lender to disburse funds from the Cash Management Account in accordance with the

terms of this Agreement, it being agreed that Lender may, at its option, (i) direct Deposit Bank to continue to hold the funds in the Cash Management Account, (ii) continue from time to time to apply all or any portion of the funds held in the Cash Management Account to any payment(s) which such funds could have been applied to prior to such Event of Default, to the extent and in such order and manner as Lender in its sole and absolute discretion may determine, or (iii) direct Deposit Bank from time to time disburse all or any portion of the funds held in the Cash Management Account or other Collateral then or thereafter held by Deposit Bank to Lender, in which event Lender may apply the funds held in the Cash Management Account or other Collateral to the Obligations in any order and in such manner as Lender may determine in its sole and absolute discretion.

Section 7.3. Upon the occurrence and during the continuance of any Event of Default, Lender may, at any time or from time to time, collect, appropriate, redeem, realize upon or otherwise enforce its rights with respect to the Collateral, without notice to Borrower and without the need to institute any legal action, make demand, exhaust any other remedies or otherwise proceed to enforce its rights.

Section 7.4. No failure on the part of Lender to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver of such right thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right under this Agreement or the other Loan Documents. The remedies provided in this Agreement, the Note, the Loan Agreement and the other Loan Documents are cumulative and not exclusive of any remedies provided at law or in equity.

ARTICLE VIII
Intentionally Omitted

ARTICLE IX
Successors and Assigns; Assignments; Agents.

Section 9.1. This Agreement shall bind and inure to the benefit of and be enforceable by Borrower, Manager, Lender and Deposit Bank and their respective successors and assigns.

Section 9.2. Lender shall have the right to assign or transfer rights and obligations under this Agreement without limitation. Any assignee or transferee shall be entitled to all the benefits afforded Lender under this Agreement; *provided, however*, that such assignee or transferee shall upon written request deliver to the other parties hereto written confirmation that such assignee or transferee agrees to be bound by the terms of this Agreement and is also the assignee or transferee of the Note and the other Loan Documents.

Section 9.3. Borrower shall have no right to assign or transfer its rights and obligations hereunder without the prior written consent of Lender.

Section 9.4. Any duties or actions of Lender hereunder may be performed by Lender or its agent(s), including without limitation, any Servicer, or any trustee following a Securitization which includes the Loan.

ARTICLE X
Amendment.

Section 10.1. This Agreement may be amended from time to time only by a writing executed by all parties hereto.

ARTICLE XI
Notices.

Section 11.1. All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, and by telecopier (with answer back acknowledged), addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a notice to the other parties hereto in the manner provided for in this Section 11.1):

If to Lender:	Wells Fargo Bank, National Association, as trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Trust 2011-C5, Commercial Mortgage Pass-Through Certificates, Series 2011-C5 c/o Midland Loan Services 10851 Mastin, Suite 700 Overland Park, Kansas 66210 Attention: Asset Management MLS Loan No. 03-0286910 Facsimile No.: (913) 253-9001
If to Borrower:	IREIT Jacksonville Richlands, L.L.C. c/o Inland Real Estate Income Trust, Inc. 2901 Butterfield Road Oak Brook, Illinois 60523 Attention: Chief Financial Officer Facsimile No.: (630) 586-6590
With a copy to:	The Inland Real Estate Group, Inc. 2901 Butterfield Road Oak Brook, Illinois 60523 Attention: General Counsel Facsimile No.: (630) 218-4900
If to Deposit Bank:	PNC Bank, National Association

620 Liberty Avenue
Two PNC Plaza
Pittsburgh, PA 15222
Attention: Michael R. Smith
Facsimile No.: (412) 762-6462

With a copy to: PNC Bank, National Association
500 First Avenue
Pittsburgh, Pennsylvania 15219
Attention: Thomas Boyce
Facsimile No.: (866) 830-1520

A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day; or in the case of telecopy, upon sender's receipt of a machine-generated confirmation of successful transmission after advice by telephone to recipient that a telecopy notice is forthcoming; provided, however, if such telecopy is sent at any time other than normal business hours on a Business Day at the location of receipt, same shall be deemed delivered on the next Business Day. Any failure to deliver a notice by reason of a change of address not given in accordance with this Section 11.1, or any refusal to accept a notice, shall be deemed to have been given when delivery was attempted. Any notice required or permitted to be given by any party hereunder may be given by its respective counsel. Additionally, any notice required or permitted to be given by Lender hereunder may also be given by Lender's servicer.

ARTICLE XII
Limitation on Lender's Liability.

Section 12.1. Lender shall not be liable for any acts, omissions, errors in judgment or mistakes of fact or law, including, without limitation, acts, omissions, errors or mistakes with respect to the Collateral, except for those arising as a result of Lender's active gross negligence or willful misconduct. Without limiting the generality of the foregoing, except as otherwise expressly provided for herein or as required by applicable law, Lender shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other right pertaining to any Collateral. Lender is hereby authorized by Borrower to act on any written instruction believed by Lender in good faith to have been given or sent by Borrower.

ARTICLE XIII
Mortgagee-in-Possession.

Section 13.1. Borrower hereby confirms and agrees that notwithstanding the provisions of this Agreement, Borrower retains sole control of the operation and maintenance of the Property, subject to the obligations of Borrower under the Loan Agreement, the Security

Instrument, the Assignment of Leases and the other Loan Documents, and Lender is not and shall not be deemed to be a mortgagee in possession.

ARTICLE XIV
Standard of Care; Indemnification.

Section 14.1. Deposit Bank shall be responsible for the performance of only such duties as are specifically set forth herein or contained in instructions given to Deposit Bank which are not contrary to the provisions of this Agreement. Deposit Bank will use reasonable care with respect to the safekeeping of property in the Cash Management Account and, except as otherwise expressly provided herein, in carrying out its obligations under this Agreement. Deposit Bank's responsibility hereunder is limited to any loss occasioned directly by the gross negligence or willful misconduct of an employee of Deposit Bank. In no event, however, shall Deposit Bank have any responsibility for consequential, indirect, special, punitive or exemplary damages, whether or not it has notice thereof, nor shall it have any responsibility or liability for the validity or enforceability of any security interest or other interest of Lender or Borrower in the Cash Management Account.

Section 14.2. Except where Deposit Bank has been grossly negligent or has acted in bad faith, Borrower and Manager will release Deposit Bank from and Borrower shall indemnify and hold Deposit Bank harmless from and against any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, reasonable counsel fees, whether arising in an action or proceeding among the parties hereto or otherwise) to which Deposit Bank may become subject, or which it may suffer or incur, arising out of or based upon this Agreement or the actions contemplated hereby. Lender shall indemnify and hold Deposit Bank, its employees and officers harmless from and against any actual loss, cost or damage (including without limitation, reasonable attorneys' fees and disbursements) incurred in connection with the Deposit Bank complying with any instruction or request of Lender in connection with the transactions contemplated hereby, except to the extent such loss or damage (i) results from Deposit Bank's illegal acts, fraud, gross negligence or willful misconduct or (ii) is a loss or damage for which Deposit Bank is indemnified by Borrower. The provisions of this Section 14 shall survive termination of this Agreement.

ARTICLE XV
Certain Matters Affecting Deposit Bank.

Section 15.1. Deposit Bank may rely and shall be protected in acting or refraining from acting upon any notice, instruction, demand or certificate (including but not limited to electronically confirmed facsimiles of such notice) believed by it to be genuine and to have been signed or presented by the proper party or parties, and it may be assumed that any person purporting to act on behalf of any Person giving any of the foregoing in connection with the provisions hereof has been duly authorized to do so. Deposit Bank may consult with legal counsel, and is entitled to rely on the advice of such counsel; provided however, that the foregoing shall not be construed to affect or limit the responsibilities or liabilities of Deposit Bank under this Agreement. This Section 15.1 shall survive the termination of this Agreement.

Section 15.2. The duties and obligations of Deposit Bank hereunder shall be determined solely by the express provisions of this Agreement. Deposit Bank shall not be liable except for the performance of Deposit Bank's duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against Deposit Bank.

Section 15.3. At the direction of Lender, Deposit Bank shall disburse funds in any Subaccount by wire transfer, account transfer or check, to Lender for final disposition including but not limited to all tax payments and insurance premiums. Deposit Bank shall not be liable for any failure to timely pay tax payments or insurance premiums in any case in which Lender shall have directed Deposit Bank to make such payments directly.

Section 15.4. Deposit Bank hereby acknowledges and agrees that (a) the Accounts shall be held by Deposit Bank in the name as set forth in Section 2.1 of the Agreement for the benefit of Lender as secured party, (b) all funds held in the Cash Management Account shall be held for the benefit of Lender, (c) Borrower has granted to Lender a first priority security interest in the Collateral, and (d) Deposit Bank shall not disburse any funds from the Cash Management Account except as provided herein. Deposit Bank hereby waives any right of offset, banker's lien or similar rights against, or any assignment of, or security interest or other interest in, the Collateral, except that Deposit Bank may charge or set off against the Cash Management Account for (i) any of Deposit Bank's charges, fees and expenses provided for herein for which Borrower is responsible that have not been paid or satisfied after written demand from Lender or Deposit Bank, (ii) all items deposited in and credited to the Cash Management Account and subsequently returned unpaid or with respect to which Deposit Bank fails to receive final settlement, (iii) all charges and obligations and liabilities arising out of any cash management services provided by Deposit Bank under this Agreement, including, but not limited to, Automated Clearing House transactions that have not been paid or satisfied after written demand from Deposit Bank, and (iv) any amounts deposited in the Cash Management Account in error or as necessary to correct processing errors. If there are insufficient collected funds in the Cash Management Account to cover the amount of any returned check or other adjustment or correction to be debited thereto, Borrower shall repay Deposit Bank the amount of such debit immediately upon demand. If Borrower fails to so repay Deposit Bank within two (2) business days after demand by Deposit Bank then Lender shall repay Deposit Bank for such debit immediately upon demand to the extent Lender received the proceeds of the check or other deposit or credit to which the debit relates.

Section 15.5. If at any time: Deposit Bank (a) is in receipt of a notice from Lender which causes a dispute or conflict regarding the disposition of funds in the Cash Management Account, or (b) is served with legal process or a bankruptcy notice which it in good faith believes prohibits the disbursement of the funds deposited in the Cash Management Account, then Deposit Bank shall have the right (i) to place a hold on the funds in all such Cash Management Account until such time as it receives an appropriate court order or other assurance satisfactory to it as to the disposition of the funds in the Cash Management Account, or (ii) to commence, at Borrower's expense, an interpleader action in any competent Federal or State Court located in the State of New York, and otherwise to take no further action except in accordance with joint written instructions from Borrower and Lender or in accordance with the final order of a competent court, served on Deposit Bank.

ARTICLE XVI
Governing Law.

Section 16.1. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES APPLIED IN NEW YORK). BORROWER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE OF NEW YORK FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NEW YORK SHALL BE DEEMED TO BE DEPOSIT BANK'S "JURISDICTION" WITHIN THE MEANING OF SECTION 9-304 OF THE UNIFORM COMMERCIAL CODE IN EFFECT IN THE STATE OF NEW YORK, AND THE CASH MANAGEMENT ACCOUNT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

[Signature Page to Cash Management Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in several counterparts (each of which shall be deemed an original) as of the date first above written.

BORROWER:

IREIT JACKSONVILLE RICHLANDS, L.L.C.,
a Delaware limited liability company

By: Inland Real Estate Income Trust, Inc.,
a Maryland corporation, sole member

By:____________________________
Name: ________________________
Title: _________________________

PROPERTY MANAGER:

INLAND NATIONAL REAL ESTATE SERVICES, LLC,
a Delaware limited liability company

By:____________________________
Name: _________________________
Title: __________________________

[SIGNATURES CONTINUE ON NEXT PAGE]

[Signature Page to Cash Management Agreement, continued]

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2011-C5, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-C5

By: Midland Loan Services, a division of
PNC Bank, National Association,
Its Attorney-in-Fact

By:____________________________
Gregory L. McFarland,
Senior Vice President

DEPOSIT BANK:

PNC BANK, NATIONAL ASSOCIATION,
a national banking association

By:________________________
Name:______________________
Title:_______________________

[END OF SIGNATURE PAGES]

EXHIBIT A

[FORM OF PAYMENT DIRECTION LETTER]

[____________], 20__

[ADDRESSEE]
[____________]
[____________]

Re: Payment Direction Letter for IREIT Jacksonville Richlands, L.L.C.
Walgreens Plaza, Jacksonville, NC

Dear [__________]:

IREIT Jacksonville Richlands, L.L.C. ("**Owner**"), the owner of the above captioned property (the "**Property**"), has mortgaged the Property to WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2011-C5, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-C5 (together with its successors and assigns, the "**Lender**") and has agreed that all rents and other income due for the Property will be paid directly to a bank selected by Lender. Therefore, from and after the date hereof (until you are otherwise notified as provided below), all rent to be paid by you under the [AGREEMENT/LEASE] between you and Owner (the ["**Agreement/Lease**"]) should be sent by wire or ACH directly to the following account:

[CASH MANAGEMENT ACCOUNT]

Payment by check or money order should be made directly to the following address:

[CASH MANAGEMENT ACCOUNT INFORMATION]

These payment instructions cannot be withdrawn or modified without the prior written consent of Lender or its agent ("**Servicer**"), or pursuant to a joint written instruction from Borrower and Lender or Servicer. Until you receive written instructions from Lender or Servicer, continue to send all payments due under the [Agreement/Lease] as directed above. All such payments must be delivered no later than the day on which such amounts are due under the [Agreement/Lease].

If you have any questions concerning this letter, please contact the persons identified for notice purposes in the [Agreement/Lease]. We appreciate your cooperation in this matter.

OWNER:

IREIT JACKSONVILLE RICHLANDS, L.L.C.,
a Delaware limited liability company

By: Inland Real Estate Income Trust, Inc., a Maryland corporation, sole member

By:____________________________

Name:__________________________

Title:___________________________